UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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DYCOM INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ANNUAL MEETING OF SHAREHOLDERS Tuesday, November 20, 2007
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
AUDIT COMMITTEE REPORT
PROPOSAL 2
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Grant Of Plan-Based Awards Table
Outstanding Equity Awards Table
Option Exercises and Stock Vested Table
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT AUDITORS
PROPOSALS FOR YEAR 2008 ANNUAL MEETING OF SHAREHOLDERS
EXPENSES OF SOLICITATION
OTHER MATTERS

DYCOM INDUSTRIES, INC.
11770 U.S. Highway 1, Suite 101
Palm Beach Gardens, Florida 33408

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on November 20, 2007

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Dycom Industries, Inc. (the “Company”) will be held at 11:00 a.m., local time, on Tuesday, November 20, 2007, at the City Club of the Palm Beaches, 11780 U.S. Highway 1, Suite 600, Palm Beach Gardens, Florida 33408. The Annual Meeting will be held for the following purposes:

1. To elect three directors;

2. To vote upon a proposal to approve the Company’s 2007 Non-Employee Directors Equity Plan; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

The Board of Directors has fixed the close of business on Monday, October 1, 2007, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting.

IMPORTANT

Please mark, date, sign and return the enclosed proxy card promptly so that your shares can be voted. If you attend the Annual Meeting, you may withdraw your completed proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS,

Richard B. Vilsoet
Secretary

October 29, 2007

DYCOM INDUSTRIES, INC.
11770 U.S. Highway 1, Suite 101
Palm Beach Gardens, Florida 33408

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
Tuesday, November 20, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dycom Industries, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on Tuesday, November 20, 2007, at the City Club of the Palm Beaches, 11780 U.S. Highway 1, Suite 600, Palm Beach Gardens, Florida 33408, at 11:00 a.m., local time, or at any adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Only shareholders of record at the close of business on October 1, 2007 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. On October 1, 2007, the Company had 41,050,086 shares of common stock, par value $0.33 1/3, issued and outstanding. All shares outstanding on the Record Date are entitled to vote. Each share of common stock entitles the holder thereof to one vote.

A proxy card that is properly marked, signed, dated and returned in time for the Annual Meeting will be voted in accordance with the instructions contained therein. If no instructions are indicated, each share of common stock represented by proxy will be voted for the election of the listed nominee directors and for approval of the Company’s 2007 Non-Employee Directors Equity Plan (the “2007 Directors Plan”).

This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about October 29, 2007. Any shareholder giving a proxy has the power to revoke the proxy prior to its use. The proxy can be revoked by filing an instrument of revocation with the Secretary of the Company or by submitting a proxy bearing a later date than the proxy being revoked prior to the Annual Meeting. Additionally, shareholders who attend the Annual Meeting may revoke a previously granted proxy and vote in person.

The presence in person or by proxy of the holders of a majority of the common stock will constitute a quorum. A quorum is necessary to transact business at the Annual Meeting. With the exception of the election of directors, which requires a plurality of the votes cast, the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting is required to approve any other proposals. Shares of common stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

A copy of the Company’s Annual Report to Shareholders, including financial statements for the fiscal years ended July 28, 2007 and July 29, 2006, is enclosed with this Proxy Statement, but such documentation does not constitute a part of the proxy soliciting material.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Articles of Incorporation provides that the Board of Directors shall be divided into three classes, with each class having as equal a number of directors as possible. Three director nominees have been nominated for election at the Annual Meeting. The nominees are Thomas G. Baxter, Charles M. Brennan, III and James A. Chiddix. Each nominee was selected by the Corporate Governance Committee and approved by the Board of Directors for submission to the Company’s shareholders. Thomas G. Baxter and Charles M. Brennan, III are each currently serving terms that expire at the Annual Meeting and each has been nominated for a three-year term expiring at the fiscal year 2010 Annual Meeting of Shareholders. James A. Chiddix has been nominated for a one-year term expiring at the fiscal year 2008 Annual Meeting of Shareholders. If any director nominees become unable to accept nomination or election, which is not anticipated, the persons acting under such proxies will vote for the election of such other person as the Board of Directors may recommend.

				Term
		Principal Occupation		Expires
		for Past Five Years		At Annual
		and Directorships in	Director	Meeting
Nominees for Election	Age	Public Companies	Since	For

Thomas G. Baxter	60	Mr. Baxter has been an advisor of Churchill Ventures Ltd since July 2006. From October 2001 to January 2005 Mr. Baxter was President of Time Warner Cable, a division of Time Warner Inc. Mr. Baxter was President and Chief Executive Officer of Audible, Inc. from February 2000 to July 2001 and an operating partner of Evercore Partners, from 1998 to 2000. Mr. Baxter was a director of Dycom Industries, Inc. from January 1999 to December 2001.	2005	2010
Charles M. Brennan, III	65	Mr. Brennan has served as Chairman of the Board of Directors of MYR Group, Inc. since March 2006. Mr. Brennan was Chairman and Chief Executive Officer of MYR Group, Inc. from 1989 to April 2000. Mr. Brennan is a director of Rogers Corporation.	2002	2010
James A. Chiddix	62	Mr. Chiddix has served as Vice Chairman of the Board of Directors of OpenTV Corp. since May 2007 and has been a director since 2004. Mr. Chiddix was Executive Chairman and Chief Executive Officer of OpenTV Corp. from May 2004 through April 2007 and President of Mystro TV (a business unit of Time Warner, Inc.) from July 2001 to January 2004. Mr. Chiddix is currently a director of Vyyo, Inc. and Symmetricom, Inc.	N/A	2008

				Term
		Principal Occupation		Expires
		for Past Five Years		At Annual
Directors Whose Terms Continue		and Directorships in	Director	Meeting
Beyond the Meeting	Age	Public Companies	Since	For

Charles B. Coe	59	Mr. Coe was President of BellSouth Network Services, from 2000 to 2001. Mr. Coe is a director of Internap Network Services Corporation.	2005	2008
Stephen C. Coley	62	Mr. Coley was a Management Consultant with McKinsey & Company, Inc. from July 1975 to January 2004. Mr. Coley is a Director Emeritus of McKinsey & Company, Inc. and a director of Flagstone Reinsurance Holdings Limited.	2003	2009
Steven E. Nielsen	44	Mr. Nielsen has been the President and Chief Executive Officer of the Company since March 1999; President and Chief Operating Officer from August 1996 to March 1999; and Vice President from February 1996 to August 1996. Mr. Nielsen is a director of SBA Communications Corporation.	1996	2009
Jack H. Smith	62	Mr. Smith was a partner of Ernst & Young LLP from October 1984 to July 2005 and managing partner of the Jacksonville, Florida office from 1996 to July 2005.	2005	2009

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote “FOR” the election of Thomas G. Baxter, Charles M. Brennan, III and James A. Chiddix as directors.

CORPORATE GOVERNANCE

The Company is committed to sound corporate governance, and to full compliance with New York Stock Exchange (“NYSE”), Securities and Exchange Commission (“SEC”) and other regulatory and legal requirements. In furtherance of these goals the Board of Directors has adopted a Business Code of Conduct and Ethics, a Code of Ethics for Senior Financial Officers, Corporate Governance Guidelines and written charters for each of its Corporate Governance Committee, Compensation Committee and Audit Committee, all of which are available on the Company’s website at www.dycomind.com. Copies of each may also be obtained, without charge, upon written request to the Secretary of the Company at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408. The Company periodically reviews these documents in light of corporate governance developments and modifies the documents as appropriate.

Board of Directors and Its Committees

The Board of Directors has established five committees: an Audit Committee, a Compensation Committee, a Corporate Governance Committee, an Executive Committee and a Finance Committee.

Audit Committee.  The Audit Committee currently consists of Charles M. Brennan, III, Charles B. Coe and Jack H. Smith. The Audit Committee operates in accordance with a written charter, a copy of which is available on the Company’s website at www.dycomind.com. A copy may also be obtained, without charge, upon written request to the Secretary of the Company at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408.

The Audit Committee’s primary responsibility is to assist the Board of Directors in the oversight of (1) the quality and integrity of the Company’s financial statements and related disclosure, internal controls and financial reporting, (2) the Company’s compliance with applicable legal and regulatory requirements, (3) the independent auditor’s qualification, independence and performance and (4) the performance of the Company’s internal audit function and control functions. The Audit Committee also approves the fees paid to the Company’s independent auditors.

The Board of Directors has determined that each of the members of the Audit Committee is independent within the meaning of the NYSE Corporate Governance listing standards and the Company’s Corporate Governance Guidelines. In addition, the Board of Directors has determined that the Chairman of the Audit Committee, Charles M. Brennan, III, and Jack H. Smith each qualifies as an “audit committee financial expert” within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002. The SEC has indicated that the designation of Mr. Brennan and Mr. Smith as an audit committee financial expert does not make them an “expert” for any purpose, impose on them any duties, obligations or liability that are greater than the duties, obligations or liability imposed on them as members of the Audit Committee and the Board of Directors in the absence of such designation, or affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors. The Audit Committee met nine times during fiscal 2007.

Compensation Committee.  The Compensation Committee currently consists of Thomas G. Baxter, Charles B. Coe and Stephen C. Coley. The Board of Directors has determined that each of the members of the Compensation Committee is independent within the meaning of the NYSE Corporate Governance listing standards and the Company’s Corporate Governance Guidelines. The Compensation Committee operates in accordance with a written charter, a copy of which is available on the Company’s website at www.dycomind.com. A copy may also be obtained, without charge, upon written request to the Secretary of the Company at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408.

The Compensation Committee’s primary responsibilities are to recommend to the Board of Directors the compensation of the directors, to determine the compensation of the Chief Executive Officer, and to approve the compensation of the other executive officers. Additionally, the Compensation Committee administers the Company’s equity-based and incentive compensation plans, policies and programs. The Compensation Committee is responsible for reviewing and discussing with management the Company’s compensation discussion and analysis included elsewhere in this Proxy Statement. The Compensation Committee met nine times during fiscal 2007.

Corporate Governance Committee.  The Corporate Governance Committee currently consists of Stephen C. Coley, Charles M. Brennan, III and Joseph M. Schell. The Board of Directors has determined that each of the members of the Corporate Governance Committee is independent within the meaning of the NYSE Corporate Governance listing standards and the Company’s Corporate Governance Guidelines. The Corporate Governance Committee operates in accordance with a written charter, a copy of which is available on the Company’s website at www.dycomind.com. A copy may also be obtained, without charge, upon written request to the Secretary of the Company at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408.

The Corporate Governance Committee’s primary responsibilities are to recommend to the Board of Directors the director nominees for election by the Company’s shareholders, including those nominees that are recommended by shareholders in accordance with the procedures set forth below under the caption “Director Candidates;” to recommend to the Board of Directors persons to fill vacancies on the Board of Directors; to recommend to the Board of Directors the appointment of officers of the Company; to recommend to the Board of Directors the appointment of its members to serve on the five committees of the Board of Directors; to periodically review the number and functions of the committees of the Board of Directors; to evaluate the performance of individual directors on an annual basis; to evaluate the performance of the Chief Executive Officer on an annual basis and submit its evaluation to the Compensation Committee; to review the independence of outside directors on an annual basis; to review management succession and development plans; to establish criteria and processes for, and lead the Board of Directors and each committee in, their respective annual self-evaluations; to develop and monitor compliance with a set of corporate governance guidelines; and to counsel the Board of Directors on other corporate governance matters. The Corporate Governance Committee met four times during fiscal 2007.

Executive Committee.  The Executive Committee currently consists of Thomas G. Baxter, Charles M. Brennan, III and Steven Nielsen. The Executive Committee is empowered to act for the full Board of Directors during intervals between Board of Directors meetings, with the exception of certain matters that by law may not be delegated. The Executive Committee met once during fiscal 2007.

Finance Committee.  The Finance Committee currently consists of Thomas G. Baxter, Joseph M. Schell and Jack H. Smith. The principal functions of the Finance Committee are to set policy for short-term investments; to review borrowing arrangements; and to recommend changes in the capital structure and operating budget of the Company. The Finance Committee did not meet during fiscal 2007.

The Board of Directors held eight meetings during the fiscal year ended July 28, 2007. All of the directors attended more than 75% of the aggregate number of meetings held by the Board of Directors and its respective committees on which they served. Attendance at the annual meeting of shareholders is expected of all directors as if it were a regular meeting.

Board Independence

In accordance with the Company’s Corporate Governance Guidelines, the Board of Directors monitors the independence of its members on an ongoing basis using standards set forth in the guidelines. The guidelines reflect the requirements set forth in the NYSE Corporate Governance listing standards. Under these standards, the Board of

Directors has determined that each of the six non-management members of the Board of Directors, including the two non-management director nominees that are currently members of the Board of Directors, is independent and that such group constitutes a majority of the Company’s directors. Mr. Nielsen, who serves as the Company’s President and Chief Executive Officer, is not independent.

Code of Ethics for Senior Financial Officers and Business Code of Conduct and Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers and a Business Code of Conduct and Ethics, each of which is a code of ethics as that term is defined in Item 406(b) of Regulation S-K. The Code of Ethics for Senior Financial Officers applies to the Company’s Chief Executive Officer, Chief Financial Officer, Controller and other employees performing similar functions, including the Chief Accounting Officer. The Business Code of Conduct and Ethics applies to all officers, managers and employees of the Company. Each code is available on the Company’s website at www.dycomind.com. Copies of each may also be obtained, without charge, upon written request to the Secretary of the Company at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408. The Company intends to satisfy the requirement under Item 5.05 of Form 8-K regarding disclosure of an amendment to, or a waiver from, provisions of the Code of Ethics for Senior Financial Officers by posting such information on its website at the address specified above.

Executive Sessions of Non-Management Directors

In accordance with the Company’s Corporate Governance Guidelines, the Company’s non-management directors meet without management present at regularly scheduled executive sessions (at least quarterly). The lead non-management director, who is currently Stephen C. Coley, presides at such sessions.

Communications with the Board of Directors

The Company has adopted a formal process by which shareholders and other interested parties may communicate with one or more of the Company’s directors, the Company’s non-management directors as a group, a committee or the full Board of Directors. Shareholders who wish to communicate with a director or director group should direct their communications in writing to Dycom Industries, Inc., c/o Richard B. Vilsoet, General Counsel and Secretary, 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408. The Company’s Secretary has primary responsibility for monitoring director related communications from shareholders and other interested parties and forwarding collected communications to the intended recipient provided they meet certain criteria. In general, communications are forwarded to the intended director or director group as long as the communications do not relate to ordinary business, legal or administrative matters or other non-substantive or inappropriate matters further described in the Company’s Internal Process for Handling Communications to Directors. All concerns and complaints relating to accounting, internal accounting controls or auditing matters as well as complaints regarding violations of the Company’s Business Code of Conduct and Ethics or Code of Ethics for Senior Financial Officers will be referred to the Company’s Audit Committee in accordance with the Company’s Whistleblower Policy and Procedures. Both the Internal Process for Handling Communications to Directors and the Whistleblower Policy and Procedures are available on the Company’s website at www.dycomind.com.

Director Candidates

Pursuant to its charter and the Company’s Corporate Governance Guidelines, the Corporate Governance Committee is responsible for recommending to the Board of Directors the director nominees for election by the Company’s shareholders, including those nominees that are recommended by shareholders in accordance with the procedures set forth in the Company’s By-Laws. The process followed by the Corporate Governance Committee to identify and evaluate director candidates includes requests to directors and others for recommendations, engagements of third-party search firms, meetings from time to time to evaluate biographical information and background materials relating to potential candidates, and interviews of selected candidates by members of the Corporate Governance Committee and the Board of Directors. James A. Chiddix was initially identified as a director candidate by one of the Company’s independent directors. Mr. Chiddix meets the independence requirements set forth in the NYSE Corporate Governance listing standards.

In considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees, the Corporate Governance Committee will consider numerous attributes, including the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, age, experience and conflicts of interest. The Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. The Corporate Governance Committee believes that the backgrounds and qualifications of the Company’s directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities and operate effectively.

The Corporate Governance Committee considers director nominee candidates from many sources, including shareholders. If a shareholder wishes to recommend a nominee for director, written notice should be sent to the Company’s Secretary in accordance with the instructions set forth later in this Proxy Statement under “Proposals for Year 2008 Annual Meeting of Shareholders.” Assuming that appropriate biographical and background material has been provided on a timely basis, the Corporate Governance Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Certain Relationships and Related Transactions

The Board of Directors has adopted written policies and procedures for the review of all transactions in which the Company is a participant and any director or nominee, executive officer or security holder of more than five percent of the Company’s common stock (or, in the case of the foregoing persons, their immediate family members) has a direct or indirect financial interest.

A related person proposing to enter into such transaction must report the proposed related person transaction to the Company’s General Counsel or Director of Internal Audit. The policy calls for the proposed related person transaction to be reviewed, and if deemed appropriate, approved by the Audit Committee. Generally, the Audit Committee will approve the transaction if the Audit Committee determines the transaction is beneficial to the Company and contains the same or reasonably comparable terms as would be obtained in an arm’s length transaction with an unrelated third party.

Neither the Company nor any of its subsidiaries is engaged in any related party transaction with any director or executive officer of the Company, any nominee for director or any security holder known to the Company to own more than five percent of the Company’s common stock.

Director Compensation

The Company’s compensation program for non-employee directors is designed to enable the Company to attract, retain and motivate highly qualified directors to serve on the Company’s Board of Directors. The program is also intended to further align the interests of the Company’s directors with those of the Company’s shareholders by compensating directors with a mix of cash and equity-based compensation. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors or its committees. The Compensation Committee periodically receives reports on the competitiveness of director compensation for non-

employee directors from its independent compensation consultant and is responsible for recommending to the Board of Directors changes in director compensation. The last such report was prepared by Mercer Human Resource Consulting in fiscal 2007. This report was considered in making the changes in director compensation on December 13, 2006 which are discussed below.

The following table sets forth the compensation for the non-employee members of the Company’s Board of Directors for the fiscal year ended July 28, 2007.

					Change in
					Pension
					Value and
				Non-Equity	Nonqualified
	Fees Earned	Stock	Option	Incentive Plan	Deferred	All Other
	or Paid in	Awards	Awards	Compensation	Compensation	Compensation
Name	Cash ($)(1)(4)	($)(2)(4)	($)(3)(4)	($)	Earnings	($)	Total ($)

Thomas G. Baxter(6)	$44,205	$43,016	$32,328	—	—	—	$119,549
Charles M. Brennan, III(6)	$54,757	$42,767	$45,425	—	—	—	$142,949
Charles B. Coe(6)	$40,747	$32,298	$35,668	—	—	—	$108,713
Stephen C. Coley(6)	$38,684	$29,153	$51,731	—	—	—	$119,568
Joseph M. Schell(6)	$38,431	$40,659	$46,124	—	—	—	$125,214
Jack H. Smith(6)	$33,497	$26,623	$34,648	—	—	—	$94,768
Tony G. Werner(5)(6)	$23,184	$63,036	$15,595	—	—	—	$101,815

(1)	Under the 2002 Directors Restricted Stock Plan, non-employee directors who do not beneficially own at least 7,500 shares of Company common stock or restricted stock units must elect to receive at least 60% of their annual retainer(s) in restricted shares of Company common stock or restricted stock units, at the Company’s discretion. Non-employee directors who own at least 7,500 shares of Company common stock must elect to receive at least 25% of their annual retainer(s) in restricted shares of Company common stock or restricted stock units. Additionally, the non-employee directors may elect to receive up to 100% of such retainer(s) in restricted shares of Company common stock or restricted stock units, as applicable. This column represents the fees that were earned or paid in cash plus the grant date fair value of restricted shares for the annual retainer(s) which the director elected to receive in restricted shares during fiscal 2007. The remainder of the annual retainer fees, which were required to be paid in restricted shares, is included in the “Stock Awards” column. The total number of restricted shares and aggregate fair value which were elected to be paid in shares and therefore included in this column is as follows: Charles M. Brennan, III 441 shares having an aggregate value of $9,819; Charles B. Coe, 177 shares having an aggregate value of $3,600; Stephen C. Coley, 541 shares having an aggregate value of $12,184; and Joseph M. Schell, 875 shares having an aggregate value of $19,681. The dollar amount shown for the restricted shares reflects the amount recognized for financial statement purposes pursuant to Statement of Financial Accounting Standard No. 123(R), “Share-Based Payment,” (“SFAS No. 123(R)”). See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 28, 2007, regarding assumptions underlying valuation of equity awards.

(2)	Represents restricted stock awards granted to each non-employee director on the first day of each fiscal quarter and a $50,000 supplemental annual retainer (the “Supplemental Retainer”) awarded to each non-employee director on December 13, 2006 for the period from November 21, 2006 to the day immediately prior to the fiscal 2007 Annual Meeting of Shareholders. The Supplemental Retainer was paid in the form of restricted stock units (“RSU’s”) that vest in substantially equal installments over three years beginning on the first anniversary of the date of grant. Each RSU entitles the recipient to one share of the Company’s common stock upon settlement. The dollar amount shown reflects the amount recognized for financial statement purposes pursuant to

SFAS No. 123(R). See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 28, 2007, regarding assumptions underlying valuation of equity awards.

(3)	Represents the accounting expense that the Company incurred during fiscal year 2007 for stock options granted to the directors in fiscal years 2003 through 2007. The dollar amount shown reflects the amount recognized for financial statement purposes pursuant to SFAS No. 123(R). See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 28, 2007, regarding assumptions underlying valuation of equity awards.

(4)	The following table shows the grant date fair value of shares of restricted stock, restricted stock units and stock options granted during fiscal 2007 computed in accordance with SFAS 123(R). See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 28, 2007, regarding assumptions underlying valuation of equity awards.

		Grant Date	Grant Date
		Fair Value	Fair Value
		of Restricted	of Stock
		Stock/Units	Option
	Grant Date	Awards ($)	Awards ($)

Thomas G. Baxter	7/31/2006	$1,125	$—
	10/30/2006	$2,700	$—
	11/21/2006	$—	$27,580
	12/13/2006	$50,011	$—
	1/29/2007	$2,436	$—
	4/30/2007	$2,658	$—

Charles M. Brennan, III	7/31/2006	$3,450	$—
	10/30/2006	$3,450	$—
	11/21/2006	$—	$27,580
	12/13/2006	$50,011	$—
	1/29/2007	$6,589	$—
	4/30/2007	$5,000	$—

Charles B. Coe	7/31/2006	$4,500	$—
	10/30/2006	$4,500	$—
	11/21/2006	$—	$27,580
	12/13/2006	$50,011	$—
	1/29/2007	$5,845	$—
	4/30/2007	$4,500	$—

Stephen C. Coley	7/31/2006	$5,125	$—
	10/30/2006	$5,125	$—
	11/21/2006	$—	$82,739
	12/13/2006	$50,011	$—
	1/29/2007	$11,459	$—
	4/30/2007	$8,750	$—

		Grant Date	Grant Date
		Fair Value	Fair Value
		of Restricted	of Stock
		Stock/Units	Option
	Grant Date	Awards ($)	Awards ($)

Joseph M. Schell	7/31/2006	$4,500	$—
	10/30/2006	$4,500	$—
	11/21/2006	$—	$27,580
	12/13/2006	$50,011	$—
	1/29/2007	$9,742	$—
	4/30/2007	$7,500	$—

Jack H. Smith	7/31/2006	$2,700	$—
	10/30/2006	$2,700	$—
	11/21/2006	$—	$82,739
	12/13/2006	$50,011	$—
	1/29/2007	$5,845	$—
	4/30/2007	$4,500	$—

Tony G. Werner	7/31/2006	$3,075	$—
	10/30/2006	$3,075	$—
	11/21/2006	$—	$27,580
	12/13/2006	$50,011	$—
	1/29/2007	$6,875	$—
	4/30/2007	$—	$—

(5)	Mr. Werner resigned from the Board of Directors effective as of February 27, 2007. Upon Mr. Werner’s resignation, he forfeited 8,000 stock option awards with vesting dates ranging from November 25, 2007 through November 21, 2010.

(6)	As of July 28, 2007, each non-employee director had the following aggregate number of outstanding unvested restricted stock units and outstanding stock options:

	Outstanding
	Unvested	Outstanding
	Restricted	Stock
	Stock/Units	Options*

Thomas G. Baxter	2,409	9,667
Charles M. Brennan, III	2,409	19,000
Charles B. Coe	2,409	9,834
Stephen C. Coley	2,409	16,000
Joseph M. Schell	2,409	20,000
Jack H. Smith	2,409	12,000
Tony G. Werner	—	—

*	Includes vested and unvested stock options.

Narrative Accompanying Director Compensation Table

Directors’ Fees.  On December 13, 2006, the Board of Directors approved, upon recommendation of the Compensation Committee, the increase of the annual cash retainer received by each non-employee director from $18,000 to $30,000, retroactive to November 21, 2006. The additional annual cash retainers paid to directors who serve as committee chairs were also increased as follows:

•	Audit Committee Chairperson: $5,000 to $10,000

•	Compensation Committee Chairperson: $2,500 to $7,500

•	Corporate Governance Committee Chairperson: $2,500 to $5,000

The fees for meeting attendance were unchanged. Non-employee directors receive $2,250 for each regular or special meeting of the Board of Directors attended in person and $1,000 for each telephonic meeting. Non-employee directors receive $1,250 for each regular meeting attended in person of the Audit, Corporate Governance, Finance and Executive Committees, and $750 for each telephonic meeting. Non-employee directors receive $1,250 for each Compensation Committee meeting at which executive or director compensation is being approved, whether attended in person or telephonically, and $750 for all other meetings. All directors are reimbursed for reasonable expenses incurred in connection with all meetings.

On December 13, 2006, the Board of Directors also approved an amendment to the Dycom Industries, Inc. 2002 Directors Restricted Stock Plan to provide for the issuance of restricted stock units and to allow participants to defer the settlement of their restricted stock units. For the period from December 13, 2006 to the day immediately prior to the fiscal 2007 Annual Meeting of Shareholders, each non-employee director was paid a supplemental annual retainer in the amount of $50,000. This retainer was paid in the form of restricted stock units that vest in substantially equal installments over a period of three years commencing on the first anniversary of the date of grant provided that in the event the director (i) is not nominated for (other than a termination of service at the request of the Board of Directors), or elected by shareholders to, an additional term as a member of the Board of Directors or (ii) terminates service as a member of the Board of Directors with the consent of the Board of Directors, any unvested restricted stock units will be fully and immediately vested on such date that the director is no longer a member of the Board of Directors. Each restricted stock unit will be settled in one share of Company common stock upon vesting. The number of restricted stock units that were granted was determined by (i) dividing (a) the U.S. dollar amount of the supplemental retainer by (b) the fair market value of a share of the Company’s common stock on the date such retainer was payable and (ii) rounding up to the nearest whole share of common stock.

Non-Employee Directors’ Restricted Stock Plan.  Pursuant to the 2002 Directors Restricted Stock Plan, non-employee directors who do not beneficially own at least 7,500 shares of Company common stock or restricted stock units must elect to receive at least 60% of their annual retainer(s), at the Company’s discretion, in restricted shares of Company common stock or restricted stock units. Additionally, non-employee directors may elect to receive up to 100% of such retainer(s) in restricted shares of Company common stock or restricted stock units. Non-employee directors who own at least 7,500 shares of Company common stock must elect to receive at least 25% of their annual retainer(s) in restricted shares of Company common stock or restricted stock units, as applicable, and may elect to receive up to 100% of such retainer(s) in restricted shares of Company common stock or restricted stock units. The number of restricted shares of Company common stock or restricted stock units to be granted to a non-employee director is determined by (i) dividing (a) the U.S. dollar amount of the director’s annual retainer(s) elected to be received in the form of restricted stock or restricted stock units by (b) the fair market value of a share of the Company’s common stock on the date such fees are payable and (ii) rounding up to the nearest whole share of common stock. Non-employee directors are permitted to defer settlement of their restricted stock units until the earlier of their termination of service on the Board of Directors for any reason and a date specified by such director.

Non-Employee Directors’ Stock Option Plan.  Under the 2001 Directors Stock Option Plan, non-employee directors receive an initial grant of 6,000 stock options upon first becoming a director or upon reelection or appointment to the Board of Directors following a period during which a director did not serve on the Board of Directors. Thereafter, such directors will receive an annual grant of 2,000 stock options each year at the annual meeting if continuing their service as a director or a grant of 6,000 stock options upon their reelection to the Board of Directors for at least a three-year term. Stock options granted under the 2001 Directors Stock Option Plan vest in substantially equal installments on each of the first four anniversaries of the date of grant.

The following report of the Audit Committee shall not be deemed to be “soliciting material,” to be “filed” with the Securities and Exchange Commission and shall not be deemed to be incorporated by reference in any previous or future filing with the Securities and Exchange Commission except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

AUDIT COMMITTEE REPORT

The Audit Committee (the “Committee”) of the Company’s Board of Directors consists of three directors, all of whom meet the independence standards of the New York Stock Exchange and the applicable rules of the Securities and Exchange Commission. The Committee operates in accordance with a written charter adopted by the Board of Directors. The Committee reviews the charter on an ongoing basis and a copy, which has been approved by the Board of Directors, is available on the Company’s website at www.dycomind.com.

The Committee’s primary responsibility is to assist the Board of Directors in fulfilling its responsibility for oversight of (a) the quality and integrity of the Company’s financial statements and related disclosures, internal controls and financial reporting, (b) the Company’s compliance with applicable legal and regulatory requirements, (c) the Company’s independent auditors’ qualifications, independence and performance and (d) the performance of the Company’s internal audit and control functions.

Management has the primary responsibility for preparing the Company’s consolidated financial statements and the overall financial reporting process, including maintaining the Company’s system of internal accounting controls. The Company’s independent auditors, Deloitte & Touche LLP (“Deloitte”), have the responsibility for auditing the Company’s financial statements and issuing an opinion as to the conformity of those audited financial statements to accounting principles generally accepted in the United States of America, and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee monitors and oversees these processes.

The Committee reviewed the Company’s audited consolidated financial statements and the results of the audits relating to the Company’s internal control over financial reporting for the 2007 fiscal year, and discussed those matters with management and Deloitte. During the 2007 fiscal year, the Committee also discussed the interim financial information contained in each quarterly earnings announcement with management and Deloitte prior to public release. In addition, the Committee regularly discussed with management, the internal auditors and Deloitte the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing and the quality of the Company’s financial reporting. The Committee regularly meets separately with management, the Company’s internal auditors and Deloitte. The Committee reviewed with both the independent and internal auditors their audit plans, audit scope, and the identification of audit risks. The Committee also discussed with the independent auditors all matters required by Statement on Auditing Standards No. 61, as amended by Statement of Auditing Standards No. 90 (Communication with Audit Committees).

As part of the Committee’s oversight responsibilities of the audit process, the Committee obtained a written statement from Deloitte as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as amended from time to time, and discussed with Deloitte any relationships that may impact their objectivity and independence from the Company and from management of the Company. In addition, the Committee also considered whether the non-audit services provided by Deloitte to the Company during the 2007 fiscal year were compatible with Deloitte’s independence as auditors. The Committee concluded that Deloitte’s provision of audit and non-audit services to the Company and its subsidiaries during fiscal 2007 was compatible and does not impair Deloitte’s independence.

Based on the aforementioned reviews and discussions, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 28, 2007 for filing with the Securities and Exchange Commission. The Committee also approved the appointment of Deloitte as the Company’s independent auditors for the 2008 fiscal year.

Audit Committee

Charles M. Brennan, III, Chair
Charles B. Coe
Jack H. Smith

PRINCIPAL ACCOUNTING FIRM FEES

The Company’s independent auditor fee pre-approval policy provides for an annual process through which the Audit Committee evaluates and pre-approves the nature, scope and fees associated with the annual audit of the Company’s financial statements and other audit related services. The Audit Committee pre-approves all other audit and permissible non-audit services provided by the Company’s independent auditors on a case-by-case basis. These services may include audit services, audit related services, tax services and other permissible services. None of the services described below under the captions “Audit-Related Fees” and “Tax Fees” were approved by the Audit Committee pursuant to the provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed to the Company for the fiscal years ended July 28, 2007 and July 29, 2006 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates are as follows:

	2007	2006

Audit Fees(a)	$2,212,286	$2,491,405
Audit Related Fees(b)	—	5,000
Tax Fees(c)	52,200	88,617
All Other Fees	—	—

Total	$2,264,486	$2,585,022

(a)	Audit Fees for each of fiscal 2007 and 2006 consist of fees and expenses for professional services in connection with the audit of the annual financial statements, reviews of the Company’s quarterly reports filed on Form 10-Q and reviews of registration statements and other periodic filings with the Securities and Exchange Commission. Amounts also include fees for professional services rendered for the audits of (i) management’s assessment of the effectiveness of internal control over financial reporting (fiscal 2006 only) and (ii) the effectiveness of internal control over financial reporting, both as promulgated by Section 404 of the Sarbanes-Oxley Act.

(b)	Audit Related Fees for fiscal 2006 consist of fees for consultation on certain procedures performed by the Company that were not directly related to the audit.

(c)	Tax Fees include fees for tax research and tax advice.

PROPOSAL 2

APPROVAL OF THE
DYCOM INDUSTRIES, INC.
2007 NON-EMPLOYEE DIRECTORS EQUITY PLAN

At its October 18, 2007 meeting, the Compensation Committee unanimously approved the Dycom Industries, Inc. 2007 Non-Employee Directors Equity Plan (the “2007 Directors Plan”), which was subsequently adopted by the Board of Directors and is subject to the approval thereof by the shareholders of the Company at the Annual Meeting. A description of the 2007 Directors Plan is included below.

General

The Company’s Board of Directors has recommended and asks that you approve the terms of the Dycom Industries, Inc. 2007 Directors Plan. The Company’s Board of Directors has adopted the 2007 Directors Plan, subject to the approval of the Company’s shareholders. The 2007 Directors Plan is intended to replace the Company’s existing 2001 Directors Stock Option Plan (the “Option Plan”) and the 2002 Directors Restricted Stock Plan (the “Restricted Stock Plan”). As under the Option Plan and Restricted Stock Plan, the 2007 Directors Plan would provide for equity grants to new non-employee directors upon their initial election or appointment to the Board of Directors and for annual equity grants for continuing non-employee directors. Subject to approval of the 2007 Directors Plan by the shareholders, no further awards will be granted to non-employee directors pursuant to the Option Plan or Restricted Stock Plan. At October 1, 2007 there were 227,077 shares available for grant under the Option Plan and Restricted Stock Plan.

The following is a general description of the 2007 Directors Plan. This summary is qualified in its entirety by reference to the terms of the 2007 Directors Plan, a copy of which is included as Appendix A to this Proxy Statement.

Summary of the Dycom Industries, Inc. 2007 Non-Employee Directors Equity Plan

Purpose.  The purpose of the 2007 Directors Plan is to promote the long-term growth and financial success of the Company by attracting, motivating and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company’s non-employee directors and its shareholders.

Eligibility.  Members of the Board of Directors who are not employees of the Company or any of its subsidiaries are eligible to participate in the 2007 Directors Plan (the “Participants”). Six of the Company’s seven directors are currently eligible to participate in the 2007 Directors Plan.

Administration.  The 2007 Directors Plan will be administered by the Board of Directors or any committee designated by the Board of Directors. Subject to the terms of the 2007 Directors Plan, the Board of Directors will have discretionary authority to determine the terms and conditions of awards made under the 2007 Directors Plan. Additionally, the Board of Directors may, without limitation, make factual and legal determinations in connection with the administration or interpretation of the Plan. All decisions and determinations by the Board of Directors will be final and binding on all parties, all of whose members are independent directors.

Annual and New Director Awards.  The 2007 Directors Plan provides for (i) an annual equity award to each Participant who continues to be a member of the Board of Directors as of the date of the Company’s annual meeting of shareholders and (ii) a new director equity award upon a Participant’s initial election or appointment to the Board of Directors. In each case, the value, type and terms of such awards shall be approved by the Board of Directors based on the recommendation of the Committee. All Committee members will have been designated by the Board of Directors as independent directors.

Shares Reserved for Awards.  The aggregate number of shares available for issuance under the 2007 Directors Plan will be 300,000 (the “Plan Limit”). The Plan Limit is subject to adjustment in the event of stock splits, stock dividends, bonus issues, mergers, share exchanges, reorganizations, consolidations, amalgamations, recapitalizations, certain issuances of rights or warrants or other similar transactions. For purposes of determining the number of shares that remain available for issuance under the 2007 Directors Plan, the number of shares will be determined as follows: (i) each share subject to an outstanding award will reduce the Plan Limit by one share; and (ii) the number of shares subject to an outstanding award that is forfeited, cancelled or expires for any reason without having been settled or delivered will be added back to the Plan Limit and will again be available for awards under the 2007 Directors Plan.

Shares will be made available from authorized but unissued shares or may be purchased on the open market or by private purchase.

Award Document.  Each award will be evidenced by an award document issued by the Company that sets forth the terms and conditions of such award, including without limitation, the amount and type of an award.

Share Election.  Participants are required to maintain beneficial ownership of at least 7,500 shares of the Company’s stock (the “Shareholding Requirement”). All Participants, regardless of their attainment of the Shareholding Requirement, may elect to receive all or a portion of their annual director fees that are otherwise payable in cash in the form of shares of Restricted Stock or Restricted Stock Units as determined by the Committee.

Director Fees.  Participants who have not met the Shareholding Requirement as of the day immediately prior to the date of any payment of annual fees are required to receive at least 60% of their annual directors fees that are otherwise payable in cash (other than per diem fees) in the form of shares of Restricted Stock or Restricted Stock Units. Participants are immediately fully vested in such shares of Restricted Stock or Restricted Stock Units; provided, however, that such shares or units are subject to a six-month restriction on transfer.

Stock Options.  The 2007 Directors Plan authorizes the issuance of nonqualified stock options. Unless determined earlier under the 2007 Directors Plan or an applicable award document, each stock option will expire on the tenth anniversary of such option’s date of grant. The exercise price of each stock option will be the fair market value of the Company’s shares of common stock on the date of grant. Fair market value is defined as the closing sale price of the Company’s common shares on the New York Stock Exchange. Subject to the terms and conditions of the 2007 Directors Plan, a stock option will vest and become exercisable on each of the first four anniversaries following its date of grant, assuming that the Participant has continued to serve as a member of the Board of Directors until such date. In the event a Participant’s service to the Board of Directors ceases due to death or disability all vested options will remain exercisable for 90 days following such termination and all unvested options will be terminated without payment. Participants may exercise stock options by paying the exercise price in cash or any other method approved by the Committee, including, through a “cashless exercise.”

Restricted Stock.  The 2007 Directors Plan authorizes the issuance of restricted shares of the Company’s common stock. Subject to the terms and conditions of the 2007 Directors Plan, shares of Restricted Stock will vest in three equal installments beginning on the first anniversary of the applicable date of grant, assuming that the Participant continues to serve on the Board of Directors until such date. All unvested shares of Restricted Stock will be forfeited and cancelled without payment, subject to the terms and conditions of the 2007 Directors Plan, in the event a Participant’s service on the Board of Directors terminates for any reason.

Restricted Stock Units.  Each Restricted Stock Unit will represent the right of a Participant to receive one share of the Company’s common stock upon its settlement. Subject to the terms and conditions of the 2007 Directors Plan, each Restricted Stock Unit will vest in substantially three equal installments beginning on the first anniversary of the date such Restricted Stock Unit is granted, assuming that the Participant continues to serve on the Board of Directors until such date, and shall be payable in shares of the Company’s common stock. All unvested Restricted Stock Units will be forfeited and cancelled without payment, subject to the terms and conditions of the 2007 Directors Plan, in the event a Participant’s service on the Board of Directors terminates for any reason.

Dividend Equivalents.  The 2007 Directors Plan provides that dividend equivalents will be awarded with respect to Restricted Stock Units in the event the Company pays a regular cash dividend with respect to its shares of common stock. Dividend equivalents will be deemed to be reinvested in common shares of the Company and credited to a bookkeeping account that the Company will maintain on behalf of each Participant.

Dividend equivalents will accrue on the Restricted Stock Units until such time as the awards are paid out and will be subject to the same terms and conditions (including vesting) as the underlying awards. The dividend equivalents that have been credited to a Participant’s account will be paid in shares of the Company’s common stock when the underlying Restricted Stock Units are settled. Payment of dividend equivalents that have been credited to a Participant’s account will not be made with respect to any award that does not vest and is cancelled.

Right to Elect to Defer Awards.  The Administrator may permit a Participant to elect to defer all or a portion of his or her Restricted Stock Units until a date subsequent to the settlement date of the Restricted Stock Units.

Amendment and Termination of the Plan.  The Board of Directors may amend, modify, suspend or terminate the Plan at any time, except as provided by applicable law or stock exchange rule that require shareholder approval for certain amendments. Notwithstanding the foregoing, no stock option may be repriced, regranted through cancellation or otherwise amended to reduce the applicable exercise price without the approval of the Company’s shareholders. No amendment or termination may adversely affect a Participant’s rights with respect to previously granted awards without his or her consent.

Corporate Changes.  The existence of the 2007 Directors Plan and any award documents does not affect or restrict in any way the right or power of the Company to effect corporate changes or acts. In the event of any change in the issued and outstanding common shares of the Company by reason of a stock dividend, recapitalization, reorganization, merger, amalgamation, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the common stock of the Company, the Board of Directors, in its discretion, may take such measures as it deems appropriate with respect to any outstanding awards, which measures may include, without limitation, the acceleration of vesting, the rollover of outstanding awards into awards exercisable for or subject to the acquirer’s securities, the cash out of vested awards or any combination of the foregoing.

Term of the 2007 Directors Plan.  The 2007 Directors Plan will remain in effect until November 20, 2017, unless earlier terminated by the Board of Directors. No awards may be granted under the plan after November 20, 2017.

New Plan Benefits.  It is not presently possible to determine the benefits or the amounts that will be granted to Participants under the 2007 Directors Plan in the future. For fiscal year 2007, the equity-based awards granted to non-employee directors under the Option Plan and Restricted Stock Plan are set forth on page 8 of this Proxy Statement.

U.S. Federal Income Tax Consequences

Stock Options.  A Participant will not recognize taxable income at the time a nonqualified stock option is granted. However, upon the exercise of a nonqualified stock option the Participant will include as ordinary income an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price of the option and the Company will generally be entitled to a tax deduction in the same amount. Upon the sale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending upon the length of time the shares are held by the Participant.

Restricted Stock.  The federal income tax consequences of awards of Restricted Stock are generally governed by Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”). Generally, a Participant will recognize income on an award of Restricted Stock, and the Company will not be allowed a tax deduction until the award vests, unless the Participant makes an election under Section 83(b) of the Code to be subject to taxation upon grant, rather than upon vesting. A Section 83(b) election must be made no later than 30 days following the date of grant. If the election is made, the Participant will recognize ordinary income on the fair market value of the shares on the date of grant and the Company will generally be entitled to a tax deduction in the same amount.

If a Participant does not make a Section 83(b) election, the Participant will recognize income based on the full fair market value of the shares included in the award, plus any cash distributed in lieu of fractional shares, at the time of vesting and the Company will generally be entitled to a tax deduction in the same amount. The amount recognized as income by a Participant, whether in connection with a Section 83(b) election or at the time of vesting, will be subject to ordinary income tax at the rates in effect at that time.

Any capital gain or loss recognized by a Participant will be either long term or short term depending on the length of time the Participant held the shares.

Restricted Stock Units.  A Participant generally will not recognize income, and the Company will not be allowed a tax deduction when he or she is awarded Restricted Stock Units or when dividend equivalents are credited on his or her behalf. Participants will recognize ordinary income in an amount equal to the fair market value of the shares of the common stock of the Company that are delivered when their Restricted Stock Units are settled. The Company will generally be entitled to a tax deduction in the same amount.

Upon the sale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending upon the length of time the shares are held by the Participant.

The foregoing is not to be considered as tax advice to any person who may be a Participant, and any such persons are advised to consult their own tax counsel.

Recommendation

The Board of Directors has unanimously approved the 2007 Directors Plan and the reservation of shares of common stock of the Company for issuance under the 2007 Directors Plan and recommends that Shareholders vote “FOR” the approval of the 2007 Directors Plan and the reservation of additional shares for issuance thereunder.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of October 1, 2007, the following table sets forth certain information regarding the beneficial ownership of common stock by each person known to the Company to be the beneficial owner (as determined under the rules of the Securities and Exchange Commission (the “SEC”)) of more than five percent (5%) of such shares, each director and nominee, each Named Executive Officer, and by all directors and executive officers of the Company as a group.

			Percent
	Number of Shares		Ownership of
	of Common Stock		Common Stock
	Beneficially		Beneficially
Name of Beneficial Owner(1)	Owned(2)(3)		Owned(4)

5% Stockholders:
FMR Corp.	6,393,170	(5)	15.57%
82 Devonshire Street
Boston, Massachusetts 02109
Tontine Overseas Associates, L.L.C.	3,735,200	(6)	9.10%
55 Railroad Avenue
Greenwich, Connecticut 06830
Barclays Global Investors, N.A	2,273,178	(7)	5.54%
45 Fremont Street
San Francisco, California 94105
Artisan Partners Limited Partnership	2,076,200	(8)	5.06%
875 East Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202
Directors and Executive Officers:
Thomas G. Baxter	13,455		*
Charles M. Brennan, III	31,298		*
Charles B. Coe	9,050		*
Stephen C. Coley	16,161		*
James A. Chiddix	—		—
Joseph M. Schell	65,378	(9)	*
Jack H. Smith	8,090		*
Steven E. Nielsen	879,696		2.14%
Richard L. Dunn	120,907		*
Timothy R. Estes	301,105		*
Richard B. Vilsoet	35,407		*
H. Andrew DeFerrari	25,745		*
All directors and executive officers as a group (12 persons)	1,506,292		3.67%

*	Less than 1% of the outstanding common stock.

(1)	The address for each executive officer and director set forth above, unless otherwise indicated, is c/o Dycom Industries, Inc., 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408.

(2)	“Beneficial ownership” generally means any person who, directly or indirectly, has or shares voting or investment power with respect to a security or has the right to acquire such power within 60 days. The following shares subject to options that are either currently exercisable or will become exercisable within 60 days of October 1, 2007 are included in the table: Mr. Baxter, 4,333 shares; Mr. Brennan, 15,000 shares; Mr. Coe, 4,417 shares; Mr. Coley, 10,000 shares; Mr. Schell, 16,000 shares; Mr. Smith, 4,500 shares; Mr. Nielsen, 609,674 shares; Mr. Dunn, 108,500 shares; Mr. Estes, 202,363 shares; Mr. Vilsoet, 25,000 shares; Mr. DeFerrari, 20,000 shares; and all directors and executive officers as a group, 1,018,787 shares.

(3)	The following shares of unvested time vesting and performance vesting restricted stock and restricted stock units are included in the table: Messrs. Baxter, Brennan, Coe, Coley, Schell and Smith, each 2,409 shares; Mr. Nielsen, 50,022 shares; Mr. Dunn, 7,220 shares; Mr. Estes, 41,011 shares; Mr. Vilsoet, 7,220 shares; Mr. DeFerrari, 4,044 shares; and all directors and executive officers as a group, 123,971 shares. See “Corporate Governance — Director Compensation” and “Executive Compensation — Grant of Plan Based Awards Table” for a description of vesting requirements.

(4)	Calculated on the basis of 41,050,086 shares of common stock outstanding as of October 1, 2007, provided that any additional shares that a stockholder has the right to acquire within 60 days after October 1, 2007, are deemed to be outstanding for the purpose of calculating that stockholder’s percentage beneficial ownership.

(5)	Information regarding FMR Corp. and its affiliates is based solely on information disclosed in an amended Schedule 13G/A filed with the SEC on February 14, 2007 by FMR Corp. and Edward C. Johnson, III. The Schedule 13G/A indicates that, at December 31, 2006 (i) Fidelity Management & Research Company (“Fidelity”) a wholly owned subsidiary of FMR Corp. and registered investment advisor, was the beneficial owner of 6,386,170 shares of common stock as a result of acting as investment advisor to various investment companies, one of which, Fidelity Value Fund, held 3,906,100 shares; and (ii) Fidelity Management Trust Company, a bank that is wholly owned by FMR Corp., was the beneficial owner of 7,000 shares of common stock as a result of its serving as investment managers of institutional account(s). Edward C. Johnson, III, Chairman of FMR Corp. and FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of 6,386,170 shares owned by the funds. The board of trustees of each of the funds has sole power to vote or direct the voting of the shares held by the fund. Edward C. Johnson, III and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 7,000 shares and sole power to vote or to direct the voting of 7,000 shares. Members of the family of Edward C. Johnson, III, through their ownership of voting common stock of FMR Corp. and the execution of a stockholders agreement, may be deemed to form a controlling group with respect to FMR Corp.

(6)	Based solely on information contained in a Schedule 13G/A filed with the SEC on January 29, 2007 by Tontine Overseas Associates, L.L.C. (“TOA”), Tontine Capital Partners, L.P. (“TCP”), Tontine Capital Management, L.L.C. (“TCM”), and Jeffrey L. Gendell. TOA serves as investment manager to Tontine Capital Overseas Master Fund, L.P. (“TCO”). TCM, the General Partner of TCP, has the power to direct the affairs of TCP, including decisions respecting the disposition of the proceeds from the sale of the shares. Each of the clients of TOA has the power to direct the receipt of dividends from or the proceeds of sale of such shares. Mr. Gendell is the Managing Member of TCM and TOA and in that capacity directs their operations. Each of TOA, TCP, TCM and Mr. Gendell have shared voting and dispositive power over 3,735,200 shares.

(7)	Based solely on information contained in a Schedule 13G filed with the SEC on January 23, 2007 by Barclays Global Investors, N.A. The Schedule 13G indicates that 1,257,340 shares are beneficially owned by Barclays Global Investors, N.A. and 1,015,838 shares are beneficially owned by Barclays Global Fund Advisors. Barclays Global Investors, N.A. exercises sole voting power over 1,061,670 and sole dispositive power over 1,257,340 shares. Barclays Global Fund Advisors exercises sole voting and dispositive power over 1,015,838 shares. Barclays Global Investors, Ltd. and Barclays Global Investors Japan Trust and Banking Company Limited are included as reporting persons in the Schedule 13G but, according to the Schedule 13G, do not beneficially own any shares. The Schedule 13G does not provide any information regarding the relationship among the reporting persons included therein.

(8)	Pursuant to a Schedule 13G filed with the SEC on January 26, 2007, Artisan Partners Limited Partnership, Artisan Investment Corporation, its general partner, and Andrew A. Ziegler and Carlene Murphy Ziegler, the principal stockholders of Artisan Investment Corporation, (collectively, “Artisan Partners”) reported that Artisan Partners may be deemed to beneficially own 2,076,200 shares acquired on behalf of its clients.

(9)	Shares are held in the Joseph M. & Deborah H. Schell TTEES U/A DTD 06/26/2001 Schell Revocable Trust. Mr. and Mrs. Schell each have power to act on behalf of the trust, either separately or together.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is responsible for establishing our overall executive compensation philosophy and overseeing our executive compensation programs in accordance with its charter. This charter is available on the Company’s website at www.dycomind.com. The Compensation Committee approves the types and amounts of compensation for the Chief Executive Officer and the other executive officers named in the Summary Compensation Table set forth on page 31 of this Proxy Statement (together, the “Named Executive Officers”). Information about the Compensation Committee and its members can be found on page 4 of this Proxy Statement.

Compensation Philosophy and Objectives

The Company’s executive compensation program is designed to promote the long-term success of the Company and to increase shareholder value by rewarding executive officers who contribute to the Company’s sustained growth and successful attainment of strategic goals. The compensation program’s objectives are to (1) ensure that the Company can attract, motivate and retain high quality executives, (2) align the financial interests of those executives with the financial interests of the Company’s shareholders and (3) reward executive behaviors that enhance long-term shareholder returns. The program places a substantial amount of total executive compensation “at risk” based on the performance of the Company and the executive.

Overall levels of executive compensation are established based on an assessment of the Company’s performance as a whole. Individual executive compensation is determined based on an assessment of the performance of the Named Executive Officers, the compensation levels of the Company’s peer group, as well as compensation levels for comparable positions within a broader group of companies. Variation in compensation amongst the Named Executive Officers reflects the different roles, responsibilities, and performance of the Named Executive Officers as well as their value in relation to similarly situated executive officers of the Company’s peer group and a broader group of companies with which the Company competes for talent. These factors are considered by the Chief Executive Officer in assessing the other Named Executive Officers. The Chief Executive Officer then provides a written performance assessment to the Compensation Committee. This assessment, together with the Compensation Committee’s own judgment, is used to evaluate the individual performance and compensation of those Named Executive Officers. The Compensation Committee is solely responsible for evaluating the Chief Executive Officer’s performance and setting the level and components of his compensation. The Chief Executive Officer is not present when the Compensation Committee determines his compensation.

Use of Consultants

The Compensation Committee has the authority under its charter to hire advisors to assist in making compensation decisions. During fiscal 2007, the Compensation Committee retained and consulted with independent compensation consultants, Mercer Human Resource Consulting (“Mercer”) and Frederic W. Cook & Co., Inc. (“Cook”). Mercer provided market compensation data and analysis to the Compensation Committee while Cook was used to assess equity compensation plan design and levels based on current compensation practices and trends. In fiscal 2007, after the process of determining executive compensation was completed, Mercer was also directed to review the competitiveness of the non-employee directors compensation. Mercer’s market data was derived from a peer group of publicly-traded specialty construction companies (collectively, the “Peer Group”) together with data from a broader group of public companies. Data from the broader group of public companies was collected by Mercer in a proprietary fashion and did not include the names of the participating companies. The Peer Group data, weighted with data from the broader group of companies, was used by the Compensation Committee to benchmark executive compensation and evaluate the Company’s cash and equity compensation mix and levels based on current compensation practices and trends. The Compensation Committee, together with its compensation consultants, periodically reviews the composition of the Peer Group based on available market data. The companies comprising the Peer Group for fiscal 2007 were: Emcor Group Inc., Shaw Group Inc., Granite Construction Inc., Quanta Services, Inc., Integrated Electrical Services, Inc., Tetra Tech Inc., InfraSource Services Inc., Mastec, Inc., Pike Electric Corporation, Insituform Technologies, Inc. and Willbros Group, Inc. Representatives of Mercer attended meetings of the Compensation Committee in which the fiscal 2007 base salaries for the Named Executive Officers were discussed, as well as meetings where the annual performance based cash awards and equity awards for the Chief Executive Officer and Chief Operating Officer were discussed. All of the decisions with respect to determining the amount or form of executive compensation under the Company’s executive compensation programs are made by the Compensation Committee and may reflect factors and considerations in addition to the information and advice provided by Mercer and Cook.

Major Components of Executive Officer Compensation

The Company’s compensation program for its Named Executive Officers consists of three major elements: (i) annual base salary; (ii) annual performance-based cash awards; and (iii) long-term equity-based incentives.

Annual Base Salaries.  Named Executive Officers are provided with a base salary which recognizes the value of the executive’s skills, experience, prior record of achievement, and importance to the Company. Base salary levels are intentionally set to attract quality executives and to recognize the challenges and varied skill requirements of different positions.

Base salaries are reviewed annually and from time to time in connection with a promotion or other change in responsibility. The Chief Executive Officer submits written base salary recommendations to the Compensation Committee for the other Named Executive Officers. In making his recommendation, the Chief Executive Officer reviews each executive’s performance, market compensation levels for comparable positions, the executive’s potential attractiveness to other companies, and the overall financial health and performance of the Company. The Compensation Committee reviews the Chief Executive Officer’s recommendations, and together with its own judgments, sets actual base salaries relative to the recommendations. Periodically, the Compensation Committee utilizes a study of market compensation levels prepared by an independent compensation consultant in order to evaluate the executive’s base salaries and the Chief Executive Officer’s recommendations. Such a study was prepared by Mercer for use by the Compensation Committee in setting base salaries for fiscal 2007. In years the study is not prepared, the most recent study’s findings are adjusted by a reasonable factor reflecting general trends in compensation and the adjusted findings are then used by the Compensation Committee.

The Compensation Committee directly sets the base salary for the Chief Executive Officer. In so doing, the Committee reviews the performance of the Chief Executive Officer, market compensation levels as set forth in the consultant’s most recent study and other relevant information. In addition, the Committee reviews the results of any assessment of the Chief Executive Officer’s performance resulting from formal surveys of all of the Company’s directors which are conducted from time to time and informal communications from any of the Company’s directors. At a meeting in August 2006, the Compensation Committee determined annual base salaries for the executive officers of the Company for fiscal 2007.

The Compensation Committee has generally set base salaries between the 50th and 75th percentile of the survey data prepared by its compensation consultant adjusted, as discussed above, by a factor in years when the survey is not prepared. For 2007, the base salary increase for Mr. Nielsen was 9.0%, Mr. Estes 5.3%, Mr. Dunn

8.4%, Mr. Vilsoet 14.0% and Mr. DeFerrari 14.7%. The increases for Messrs. Nielsen, Estes, and Dunn reflected the significant increase in size and complexity of the Company since the last compensation study completed in 2003. The increases for Messrs. Vilsoet and DeFerrari recognized their growing importance to and increased tenure with the Company, as well as the updated market compensation data developed by Mercer. The base salary of each Named Executive Officer is set forth in the “Salary” column of the Summary Compensation Table on page 31 of this Proxy Statement.

Annual Performance-Based Cash Awards.  Named Executive Officers are provided annual performance-based cash awards in order to recognize and reward performance that meaningfully enhances the operations of the Company during a fiscal year. Awards are designed to demonstrate tangibly to the executives the Company’s assessment of their individual performance and to communicate to executives that good performance is recognized and valued. Furthermore, the Company believes annual cash awards strongly encourage executives to continually improve their efforts.

Each year the Chief Executive Officer prepares a written report to the Compensation Committee recommending individual performance-based cash awards for the other Named Executive Officers. Those awards are discretionary and subjectively determined based. The Chief Executive Officer’s recommendations result from a two step analysis. First, the overall financial performance of the Company is evaluated in order to determine the appropriate level of total annual performance-based cash awards for all eligible employees, including the Named Executive Officers. Second, the Chief Executive Officer evaluates the individual performance of the other Named Executive Officers against ranges of annual award opportunities that were established at the beginning of the fiscal year and which correspond to minimum and maximum percentages of base salary. Generally, maximum annual awards to the other Named Executive Officers are capped at 50% of base salary with the exception of the Chief Operating Officer whose annual award is capped at 100% of base salary. The purpose of this process is to ensure that individual awards reflect an appropriate balance between the overall financial performance of the Company and the individual executive’s performance.

Historically, the Chief Executive Officer has assessed overall financial performance and the appropriate level of total annual cash awards to all eligible employees, including the Named Executive Officers, within the context of an award guideline. For fiscal 2007, the award guideline was calculated as a percentage of the amount that income (before income taxes, asset impairments, interest on the Company’s senior subordinated notes, and stock-based compensation) exceeded a preset threshold of contract revenues. Using a threshold amount ensured that the Company’s financial performance exceeded an acceptable level before any annual cash award was earned. The aggregate amount of annual awards recommended by the Chief Executive Officer for fiscal 2007 for all eligible employees, including the other Named Executive Officers, was substantially less than the guideline amount but directionally consistent with trends in prior awards and the Company’s performance. After receiving the recommendation of the Chief Executive Officer, the Compensation Committee met with the Chief Executive Officer in August 2007 to discuss his recommendations. The awards for fiscal 2007 were approved by the Compensation Committee during a subsequent meeting of the committee in August 2007. Annual award payments were made following the conclusion of the Company’s financial statement audit.

The aggregate fiscal 2007 cash bonus payments made to the Named Executive Officers, other than the Chief Executive Officer, totaled $810,000. This amount represented 64.8% of such executive officers’ base salaries, ranging individually from a low of 40.3% to a high of 100%. The aggregate annual cash awards paid to the Named Executive Officers, other than the Chief Executive Officer, with respect to fiscal 2006 and 2005, respectively, totaled $495,000 and $544,501 and represented 43.3% and 60.3%, respectively, of such executive officers’ base salaries. The actual annual awards paid to these Named Executive Officers, as approved by the Compensation

Committee, are set forth on the “Bonus” column of the Summary Compensation Table on page 31 of this Proxy Statement.

Annual Incentive Plan — Chief Executive Officer.  The Chief Executive Officer’s annual incentive plan (“AIP”) compensation is derived from performance measures that are established by the Compensation Committee within 90 days of the beginning of each fiscal year. Accordingly, AIP compensation is not discretionary, although it may be reduced (but not increased) by the Compensation Committee through the exercise of its discretion. AIP compensation is designed to be “at risk” based on the performance of the Company and has exhibited significant variability from year to year. The AIP established by the Compensation Committee for fiscal 2007 applied a pre-determined AIP payout ratio to operating earnings (before asset impairments and annual incentive plan compensation) above a threshold percentage of contract revenues. The AIP payout ratio varied as a function of the Company’s cash flow performance, which was measured as a ratio of operating cash flow to net income before asset impairments. The use of a threshold amount before any incentive compensation was earned ensured that the Company’s performance exceeded a predetermined level before any award was earned by the Chief Executive Officer. The reliance on cash flow and earnings measures in determining the payout amount reflected the importance to the Company of both operating margins and cash flows. As designed, the AIP provides that acceptable margins without solid cash flows result in a reduced award payment, while solid cash flows absent acceptable margins result in no award payment. Once the plan’s threshold requirement is met, only incremental earnings generate an award payout.

For fiscal 2007, the AIP provided that Mr. Nielsen receive an annual incentive award only if the award as calculated equaled or exceeded 10% of his base salary. The maximum annual incentive award payable to Mr. Nielsen for fiscal 2007 was set at 125% of his base salary.

Mr. Nielsen’s fiscal 2007 bonus payout was 120.8% of his base salary. Mr. Nielsen did not receive a bonus for fiscal 2006 and his fiscal 2005 bonus payment was 80.7% of base salary. The actual annual incentive award paid to the Chief Executive Officer, as approved by the Compensation Committee, is set forth on the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 31 of this Proxy Statement.

Long-term Equity Based Compensation.  Named Executive Officers are eligible to receive long-term equity-based incentive compensation awards under Dycom’s 2003 Long-Term Incentive Plan (the “LTIP”). Long-term equity awards provide for compensation that is “at risk” based on the performance of the Company, and, consequently, align the financial interests of the Company’s executive officers with those of the Company’s shareholders. Furthermore, LTIP awards contain vesting provisions which are important to the retention of key executives. The value of issued but unvested LTIP awards meaningfully encourages executives to remain with the Company as leaving the Company results in the forfeiture of the unvested value of previously accumulated LTIP awards. For Named Executive Officers, other than the Chief Executive Officer, individual long-term equity based awards are recommended by the Chief Executive Officer for consideration and approval by the Compensation Committee.

The Compensation Committee generally makes grants of LTIP awards once a year. In limited instances, awards under the LTIP may also be granted to recognize outstanding performance during the year or at the initiation of employment for newly hired key executives, or upon renewal of employment agreements. In December 2006, awards granted to the Named Executive Officers under the LTIP, other than the Chief Executive Officer and the Chief Operating Officer, consisted of (i) performance vesting restricted stock units which vest subject to the Company achieving annual pre-tax income and operating cash flow ratio goals (the “Annual Goals”) established by the Committee and provide for the vesting of additional restricted stock units if the Company achieves pre-tax and operating cash flow ratio goals for the trailing three fiscal year period ending in such fiscal year (“Three Year

Goals”) and (ii) time vesting restricted stock units which vest ratably on the four subsequent anniversaries of the initial grant date. The Named Executive Officer is required to be an employee of the Company on the applicable vesting date in order for an award to vest.

Performance Vesting Restricted Stock Units.  The performance vesting restricted stock units granted in December 2006 to Named Executive Officers, other than the Chief Executive Officer and Chief Operating Officer, vest in three annual installments subject to the Company achieving the Annual Goals for each of fiscal years 2007, 2008 and 2009. For the annual LTIP award to vest, the Company’s operating earnings (before asset impairments, performance share and performance unit compensation and amounts associated with the extinguishment of debt) must exceed certain pre-established targets, which are set forth as a percentage of revenue. In addition, the amount of annual performance share units vesting each year may be reduced if the ratio of operating cash flow to net income is less than a predetermined amount. Applying these criteria historically for the last seven fiscal years would have resulted in full vesting five out of the seven fiscal years and no vesting in two of the years.

In addition to the performance units earned when Annual Goals are met, supplemental units can be earned if the Company achieves the applicable Three Year Goals. If the Three Year Goals are achieved, the Named Executive Officers, other than the Chief Executive Officer and the Chief Operating Officer, will vest in additional restricted stock units of up to 100% of the number of restricted stock units vesting in that fiscal year. Vesting of these supplemental units only occurs if cumulative operating earnings for the trailing three year period (before asset impairments, performance share and performance unit compensation and amounts associated with the extinguishment of debt, over the previous three fiscal years) exceed certain pre-established targets, which are set forth as a percentage of revenue. The number of supplemental units vesting each year will be eliminated entirely if the ratio of operating cash flow to net income is less than a pre-determined level, as measured over the same cumulative three year period. Supplemental units are earned only in a fiscal year for which units are awarded for meeting the Annual Goals. Consequently, strong prior performance does not ensure vesting if unaccompanied by current fiscal year performance. The three year performance required to earn supplemental units is meaningfully more difficult than that required to earn an annual award and is only triggered by operating earnings and cash flow performance that is significantly better than that of fiscal 2007. Applying these criteria historically for the last seven years would have resulted in full vesting of supplemental units in one of the seven years, partial vesting at 50% in two years and no vesting in four of the years.

The performance criteria required under the awards provide that good margins without acceptable cash flows result in reduced vesting of the annual awards or the elimination of vesting of any supplemental awards, while acceptable cash flows absent acceptable margins result in no vesting. The use of both operating earnings and cash flows as performance criteria means that both income statement and balance sheet performance is required before awards will vest.

In December 2006, $400,024 in share value was granted to the Named Executive Officers, other than the Chief Executive Officer and the Chief Operating Officer, in the form of performance vesting restricted stock units (based on the closing price of a share of Company common stock on the date of grant, December 13, 2006). This amount represented 50.6% of such executive officers’ base salaries, with individual grants ranging from 41.0% to 56.1% of individual base salary. In the event that the Three Year Goals were achieved in each of the three years during which these restricted stock units vest, the number of performance vesting restricted stock units that these executive officers would earn would double. The share values granted to the Named Executive Officers were converted into a specific number of restricted stock units by dividing the share value granted by the closing price of the Company’s common stock on the day of the Compensation Committee’s approval. Information regarding the fair value and the number of performance vesting restricted stock units that the Named Executive Officers were granted in December 2006 is shown in the Grant of Plan-Based Awards Table on page 32 of this Proxy Statement.

Long-term Equity Based Compensation — Chief Executive Officer and Chief Operating Officer.  In October 2006, an award of performance vesting restricted stock units was made to each of the Chief Executive Officer and Chief Operating Officer. To comply with Section 162(m) of the Internal Revenue Code, the Compensation Committee established the performance criteria for these awards within ninety days of the beginning of fiscal 2007. In addition, the three year performance criteria which are described above have been modified to comply with Section 162(m). This modification does not alter the required three year financial performance of the Company necessary to earn a supplemental award from that required by the awards made to the other Named Executive Officers as described above.

The October 2006 awards made to the Chief Executive Officer and Chief Operating Officer totaled $995,046 in share value (based on the closing price of a share of Company common stock on the date of grant, October 17, 2006). This amount represented 87.3% of their aggregate base salaries, with the Chief Executive Officer receiving 88.2% of his base salary in the form of performance vesting restricted stock units and the Chief Operating Officer receiving 85.9% of his base salary in the form of performance vesting restricted stock units. These levels were deemed appropriate given the grants of time vesting restricted stock issued to the Chief Executive Officer and Chief Operating Officer during fiscal 2004 and 2005 in conjunction with entering into their respective employment agreements. In the event that the three year goals were achieved in each of the three years during which these performance restricted stock units vest, the number of performance vesting restricted stock units that these executive officers would earn would double. For both the Chief Executive Officer and the Chief Operating Officer, the share values granted were converted into a specific number of performance share units by dividing the share values granted by the closing price of the Company’s common stock on the day of the Compensation Committee’s grant of the units. Information regarding the fair value and the number of performance vesting restricted stock units that the Named Executive Officers were granted in October 2006 is shown in the Grant of Plan-Based Awards Table on page 32 of this Proxy Statement.

Time Vesting Restricted Stock Units.  The LTIP provides for the issuance of time vesting restricted stock plan units that vest in equal installments on the first, second, third, and fourth anniversaries of the date such units are granted, so long as the employee remains employed by the Company on the vesting date. These awards are not subject to performance conditions, but are designed to reward continued employment as leaving the Company results in the forfeiture of the unvested awards. This effect is further enhanced as the price of our common stock increases. Time vesting restricted stock units are subject to shareholding requirements. As each grant vests, the executive is required to retain, on account with the Company’s stock transfer agent, one-half of the shares that have vested, net of shares withheld to pay taxes. The shareholding requirement continues until the shares on account on an applicable vesting date are equal in value to the executive’s base salary then in effect. From that point forward, the executive is free to sell shares that vest subsequently, but must hold those shares previously on account so long as the executive remains employed by the Company. All restrictions on those shares held by the transfer agent lapse ninety days after an executive is no longer employed by the Company.

In December 2006, $199,960 in share value was granted to Mr. Dunn, Mr. Vilsoet and Mr. DeFerrari. No time vesting restricted stock units were granted to the Chief Executive Officer and Chief Operating Officer as they had received restricted shares during fiscal 2004 and 2005 in conjunction with entering into their respective employment agreements. For those executives receiving a grant of time vesting restricted stock units, the value received represented 25.3% of their aggregate base salaries, with individual grants ranging from 24.2% to 26.3% of an executive’s base salary. The share values granted to these Named Executive Officers were converted into a specific number of restricted stock units by dividing the share value granted by the closing price of the Company’s stock on the day of the Compensation Committee’s grant of the units. Information regarding the fair value and the number of time vesting restricted stock units that the Named Executive Officers were granted in December 2006 is shown in the Grant of Plan-Based Awards Table on page 32 of this Proxy Statement.

Benefits

The Company provides employees with a range of retirement and health and welfare benefits that are designed to assist the Company in attracting and retaining employees and to reflect the competitive practices of the companies in the Peer Group. The Named Executive Officers are eligible for the following benefits:

401(k) Plan.  The Company maintains a tax qualified deferred contribution retirement plan (the “401(k) Plan”) that covers substantially all of the Company’s salaried and hourly employees. Each of the Named Executive Officers participates in the 401(k) Plan. Participants may contribute up to 15% of their compensation on a before-tax basis into their 401(k) Plan accounts. In addition, the Company matches an amount equal to 30% for each dollar contributed by participants on the first 5% of their eligible earnings.

Because the 401(k) Plan is a tax qualified retirement plan, the Internal Revenue Code limits the “additions” that can be made to a participant’s 401(k) Plan account each calendar year. “Additions” include Company matching contributions, before-tax contributions made by a participant and participant after-tax contributions. In addition, the Internal Revenue Code limits the amount of annual compensation that may be taken into account in computing benefits under the 401(k) Plan.

The Company does not maintain any non-tax qualified retirement plan or any deferred compensation plan.

Health and Welfare Plans.  Active employee benefits such as medical, dental, life insurance and disability coverage are available to all salaried and hourly employees through the Company’s flexible benefits plan. Employees contribute to the cost of the flexible benefits plan by paying a portion of the premium costs on a pre-tax basis.

Named Executive Officers participate in the medical and dental plans on terms identical with those afforded all other employees. In addition, the Company provides certain key employees, including the Named Executive Officers, with additional life insurance and disability coverage at no cost to the individual. The amount paid on behalf of the Named Executive Officers is set forth in the “All Other Compensation” column of the Summary Compensation Table on page 31 of this Proxy Statement.

Severance and Change in Control Benefits

The Company provides for the payment of severance benefits to the Named Executive Officers upon certain types of employment terminations. Providing severance and change of control benefits assists the Company in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction. These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus, enhancing long-term shareholder value. The Named Executive Officers are provided with severance benefits under individual arrangements.

The terms of the individual arrangements, and a calculation of the estimated severance benefits that would be payable to each Named Executive Officer under their respective arrangements, is set forth under Additional Information Regarding Potential Payments upon Termination of Employment or Change of Control table beginning on page 38 of this Proxy Statement.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code (and the regulations promulgated thereunder) precludes a public corporation from taking an income tax deduction in any one year for compensation in excess of $1 million for its chief executive officer or any of its four other highest paid executive officers employed by the Company on the last day of the fiscal year, unless certain specific performance criteria are satisfied. The Committee seeks to maximize the tax deductibility of compensation in excess of $1 million per year, in accordance with the requirements of Section 162(m), paid to any of the executive officers. However, if compliance with the requirements of Section 162(m) negatively impacts the Company’s ability to attract and retain key personnel, the Committee may then decide to provide market competitive compensation opportunities, regardless of their tax impact. For fiscal 2007, approximately $211,000 of the compensation paid to Mr. Nielsen and $171,000 of the compensation paid to Mr. Estes was not deductible for federal income tax purposes.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended July 28, 2007.

The foregoing report has been furnished on behalf of the Board of Directors by the undersigned members of the Compensation Committee.

Thomas G. Baxter, Chair
Charles B. Coe
Stephen C. Coley

Summary Compensation Table

The following table sets forth the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and the other two most highly compensated executive officers (the “Named Executive Officers”) who were serving as executive officers as of July 28, 2007. The positions shown in the table are the officer’s positions with the Company as of July 28, 2007.

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards(2)	Awards(2)	Compensation(3)	Earnings	Compensation(4)	Total(5)
Name and Principal Position	Year	($)	($)(1)	($)	($)	($)	($)	($)	($)

Steven E. Nielsen	2007	$680,000	—	$1,104,148	$34,089	$821,618	—	$3,194	$2,643,049
President and Chief Executive Officer
Richard L. Dunn	2007	$310,000	$125,000	$128,024	$9,591	—	—	$6,979	$579,594
Senior Vice President and Chief Financial Officer
Timothy R. Estes	2007	$460,000	$460,000	$641,366	$31,974	—	—	$8,082	$1,601,422
Executive Vice President and Chief Operating Officer
Richard B. Vilsoet	2007	$285,000	$140,000	$128,024	—	—	—	$3,371	$556,395
Vice President, General Counsel and Corporate Secretary
H. Andrew DeFerrari	2007	$195,000	$85,000	$69,081	—	—	—	$1,900	$350,981
Vice President and Chief Accounting Officer

(1)	Bonuses for the fiscal year ended July 28, 2007 were paid in October, 2007.

(2)	The amounts in the “Stock Awards” column represent the accounting expense that the Company incurred during fiscal year 2007 for time vesting restricted stock and time vesting restricted stock unit awards and performance vesting restricted stock and performance vesting restricted stock unit awards granted to the Named Executive Officers in fiscal years 2004 through 2007. The amounts in the “Option Awards” column represent the accounting expense that the Company incurred during fiscal year 2007 for stock options granted to the Named Executive Officers in fiscal years 2003 through 2007. The dollar amounts shown reflect the amount recognized for financial statement purposes pursuant to SFAS No. 123(R). See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 28, 2007, regarding assumptions underlying valuation of equity awards. The terms applicable to the stock awards and the option awards granted for fiscal year ended July 28, 2007 are set forth in the “Grant of Plan-Based Awards” table, see page 32 of the Proxy Statement.

(3)	The incentive compensation award under the Annual Incentive Plan for fiscal year ended July 28, 2007 was paid in October, 2007.

(4)	All Other Compensation for fiscal year 2007 consists of (i) contributions by the Company to the Dycom Industries, Inc. Retirement Savings Plan (Mr. Nielsen — $1,374; Mr. Dunn — $3,515; Mr. Estes — $3,375; Mr. Vilsoet — $684; Mr. DeFerrari — $630) and (ii) premiums paid by the Company for group term life insurance and long-term disability (Mr. Nielsen — $1,820; Mr. Dunn — $3,464; Mr. Estes — $4,707; Mr. Vilsoet — $2,687; Mr. DeFerrari — $1,270).

(5)	Represents, for each Named Executive Officer, the total of amounts shown for the officer in all other columns of the table.

Grant Of Plan-Based Awards Table

The following table sets forth certain information with respect to plan-based awards made to the Named Executive Officers during the fiscal year ended July 28, 2007.

								All Other	All Other
								Stock	Option
								Awards:	Awards:	Exercise	Grant Date
		Estimated Future Payouts						Number of	Number of	or Base	Fair Value of
		Under Non-Equity Incentive			Estimated Future Payouts Under			Shares of	Securities	Price of	Stock and
		Plan Awards(1)			Equity Incentive Plan Awards(2)			Stock or	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units(3)	Options	Awards	Awards(4)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/sh)	($)

Steven E. Nielsen	10/17/2006	$68,000	$680,000	$850,000	189	25,158	50,316	—	—	—	$600,018
Richard L. Dunn	12/13/2006	—	—	—	58	7,707	15,414	—	—	—	$159,997
	12/13/2006	—	—	—	—	—	—	3,612	—	—	$74,985
Timothy R. Estes	10/17/2006	—	—	—	124	16,563	33,126	—	—	—	$395,028
Richard B. Vilsoet	12/13/2006	—	—	—	58	7,707	15,414	—	—	—	$159,997
	12/13/2006	—	—	—	—	—	—	3,612	—	—	$74,985
H. Andrew DeFerrari	12/13/2006	—	—	—	29	3,855	7,710	—	—	—	$80,030
	12/13/2006	—	—	—	—	—	—	2,408	—	—	$49,990

(1)	Mr. Nielsen’s annual incentive plan (“AIP”) compensation is derived from performance measures that are established within 90 days of the beginning of the fiscal year. The AIP for fiscal 2007 applied a pre-determined AIP payout ratio to operating earnings (before asset impairments and annual incentive plan compensation) above a threshold percentage of contract revenues. The AIP payout ratio varied as a function of the Company’s cash flow performance, which was measured as a ratio of operating cash flow to net income before asset impairments. For fiscal 2007, the AIP provided that Mr. Nielsen receive an annual incentive award only if the award as calculated equaled or exceeded 10% of his base salary. The maximum annual incentive award payable to Mr. Nielsen for fiscal 2007 was set at 125% of his base salary. Mr. Nielsen’s actual fiscal 2007 bonus payout was $821,618 and was paid in October, 2007.

(2)	Represents performance vesting restricted stock units (“PRSU’s”) for the fiscal 2007 to 2009 performance period granted in fiscal 2007 under the Company’s 2003 Long-Term Incentive Plan. The PRSU’s vest in three substantially equal annual installments, subject to meeting certain performance targets.

(3)	Represents time vesting restricted stock units (“TRSU’s”) granted in fiscal 2007 under the Company’s 2003 Long-Term Incentive Plan. The TRSU’s vest in four substantially equal annual installments on the anniversary date.

(4)	This column shows the grant date fair value of PRSU’s and TRSU’s granted to the Named Executive Officers in fiscal 2007. The grant date fair value was determined under SFAS No. 123(R). See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 28, 2007, regarding assumptions underlying valuation of equity awards. In the case of the PRSU’s, the grant date fair value is based on the target number of awards.

Narrative Accompanying Grant of Plan-Based Awards Table

The equity incentive awards granted to Mr. Nielsen and Mr. Estes on October 17, 2006 are subject to the Company achieving certain annual goals (the “Annual Goals”) established by the Compensation Committee (the

“Target Award”). The Annual Goals are pre-established performance measures based upon (a) pre-tax income before asset impairments, amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt, as a percentage of contract revenues and (b) the ratio of operating cash flow to net income before asset impairment, any amounts recorded for performance vesting restricted stock compensation and amounts associated with the extinguishment of debt. Each of Mr. Nielsen’s and Mr. Estes’ Target Award will vest in three substantially equal installments subject to the Company achieving the Annual Goals in each of fiscal years 2007, 2008 and 2009. In the event the Company achieves the Annual Goals with respect to a performance period and the Company also achieves additional goals established by the Compensation Committee for the following periods: in respect of fiscal year 2007, fiscal year 2007; in respect of fiscal year 2008, fiscal years 2007 and 2008; and in respect of fiscal year 2009, fiscal years 2007 through 2009, each of Mr. Nielsen and Mr. Estes will vest in up to an additional 100% of the number of shares of his Target Award that vested in such annual performance period. These additional goals are pre-established performance measures for the indicated period based upon (a) pre-tax income before asset impairments, amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt, as a percentage of contract revenues and (b) the ratio of operating cash flow to net income before asset impairments, amounts recorded for performance vesting restricted stock compensation and amounts associated with the extinguishment of debt. Applying these criteria historically for the last seven years would have resulted in full vesting of supplemental units in one of the seven years, partial vesting at 50% in two years and no vesting in four of the years.

The equity incentive awards granted to Mr. Dunn, Mr. Vilsoet and Mr. DeFerrari on December 13, 2006 are subject to the Company achieving annual goals (the “Annual Goals”) established by the Compensation Committee (the “Target Award”). The Annual Goals are pre-established performance measures based upon (a) pre-tax income before asset impairments, amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt, as a percentage of contract revenues and (b) the ratio of operating cash flow to net income before asset impairments, amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt. Each of Mr. Dunn’s, Mr. Vilsoet’s and Mr. DeFerrari’s Target Award will vest in three substantially equal installments subject to the Company achieving the Annual Goals in each of the three years fiscal years following the date of grant. In the event the Company achieves the Annual Goals with respect to a relevant fiscal year and the Company also achieves additional goals established by the Compensation Committee for the trailing three fiscal year period ending in such fiscal year, each of Mr. Dunn, Mr. Vilsoet and Mr. DeFerrari will vest in up to an additional 100% of the number of shares of their respective Target Award that vested in such annual performance period. These additional goals are pre- established performance measures for the indicated period based upon (a) pre-tax income before asset impairments, amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt as a percentage of contract revenues and (b) the ratio of operating cash flow to net income before asset impairments and amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt. Applying these criteria historically for the last seven years would have resulted in full vesting of supplemental units in one of the seven years, partial vesting at 50% in two years and no vesting in four of the years.

Outstanding Equity Awards Table

The following table sets forth certain information with respect to all outstanding equity awards held by the Named Executive Officers as of July 28, 2007.

	Option Awards(1)					Stock Awards(2)
									Equity		Equity
			Equity						Incentive		Incentive Plan
			Incentive					Market	Plan Awards:		Awards:
			Plan Awards:			Number of		Value of	Number of		Market or
	Number of	Number of	Number of			Shares or		Shares or	Unearned		Payout Value of
	Securities	Securities	Securities			Units of		Units of	Shares, Units,		Unearned
	Underlying	Underlying	Underlying			Stock that		Stock that	or Other		Shares, Units,
	Unexercised	Unexercised	Unexercised	Option	Option	Have Not		Have Not	Rights that		or Other Rights
	Options(#)	Options(#)	Unearned	Exercise	Expiration	Vested		Vested	Have Not		that Have Not
Name	Exercisable	Unexercisable	Options(#)	Price($)	Date	(#)		($)	Vested(#)		Vested($)

Steven E. Nielsen	198,750	—	—	$27.54	3/10/2009	—		—	—		—
	45,000	—	—	$26.08	8/23/2009	—		—	—		—
	75,000	—	—	$45.31	8/28/2010	—		—	—		—
	72,924	—	—	$14.34	11/19/2011	—		—	—		—
	75,000	—	—	$13.84	11/25/2012	—		—	—		—
	68,000	—	—	$25.18	11/25/2013	—		—	—		—
	75,000	—	—	$34.64	11/22/2014	—		—	—		—
	—	—	—	—	—	26,250	(3)	$729,225	—		—
	—	—	—	—	—	7,693	(4)	$213,712	11,540	(5)	$320,581
	—	—	—	—	—	8,386	(6)	$232,963	25,158	(7)	$698,889
Richard L. Dunn	37,500	—	—	$30.21	1/28/2010	—		—	—		—
	8,000	—	—	$45.31	8/28/2010	—		—	—		—
	10,000	—	—	$14.34	11/19/2011	—		—	—		—
	13,000	—	—	$13.84	11/25/2012	—		—	—		—
	20,000	—	—	$25.07	11/24/2013	—		—	—		—
	20,000	—	—	$34.64	11/22/2014	—		—	—		—
	—	—	—	—	—	2,598	(8)	$72,172	—		—
	—	—	—	—	—	2,311	(9)	$64,200	3,467	(10)	$96,313
	—	—	—	—	—	3,612	(11)	$100,341	—		—
	—	—	—	—	—	2,569	(12)	$71,367	7,707	(13)	$214,100
Timothy R. Estes	24,863	—	—	$26.08	8/23/2009	—		—	—		—
	27,500	—	—	$45.31	8/28/2010	—		—	—		—
	50,000	—	—	$13.84	11/25/2012	—		—	—		—
	50,000	—	—	$25.07	11/24/2013	—		—	—		—
	50,000	—	—	$34.64	11/22/2014	—		—	—		—
	—	—	—	—	—	25,000	(14)	$694,500	—		—
	—	—	—	—	—	5,245	(4)	$145,706	7,868	(5)	$218,573
	—	—	—	—	—	5,521	(6)	$153,373	16,563	(7)	$460,120
Richard B. Vilsoet	25,000	—	—	$24.88	5/9/2015	—		—	—		—
	—	—	—	—	—	2,598	(8)	$72,172	—		—
	—	—	—	—	—	2,311	(9)	$64,200	3,467	(10)	$96,313
	—	—	—	—	—	3,612	(11)	$100,341	—		—
	—	—	—	—	—	2,569	(12)	$71,367	7,707	(13)	$214,100

	Option Awards(1)					Stock Awards(2)
									Equity		Equity
			Equity						Incentive		Incentive Plan
			Incentive					Market	Plan Awards:		Awards:
			Plan Awards:			Number of		Value of	Number of		Market or
	Number of	Number of	Number of			Shares or		Shares or	Unearned		Payout Value of
	Securities	Securities	Securities			Units of		Units of	Shares, Units,		Unearned
	Underlying	Underlying	Underlying			Stock that		Stock that	or Other		Shares, Units,
	Unexercised	Unexercised	Unexercised	Option	Option	Have Not		Have Not	Rights that		or Other Rights
	Options(#)	Options(#)	Unearned	Exercise	Expiration	Vested		Vested	Have Not		that Have Not
Name	Exercisable	Unexercisable	Options(#)	Price($)	Date	(#)		($)	Vested(#)		Vested($)

H. Andrew DeFerrari	10,000	—	—	$25.78	7/14/2014	—		—	—		—
	10,000	—	—	$34.64	11/22/2014	—		—	—		—
	—	—	—	—	—	1,734	(8)	$48,171	—		—
	—	—	—	—	—	1,155	(9)	$32,086	1,733	(10)	$48,143
	—	—	—	—	—	2,408	(11)	$66,894	—		—
	—	—	—	—	—	1,285	(12)	$35,697	3,855	(13)	$107,092

(1)	All outstanding options are fully vested as of July 28, 2007.

(2)	The value of unvested restricted stock and restricted stock units was determined using a share price of $27.78, the closing price of a share of Company common stock on the New York Stock Exchange at July 27, 2007.

(3)	Time vesting restricted stock was granted on November 25, 2003 and January 2, 2004 and vests ratably in four annual installments commencing on December 31, 2004.

(4)	Represents performance vesting restricted stock granted on January 26, 2006 which will vest December 15, 2007, subject to service forfeiture conditions, as a result of meeting the fiscal 2007 performance targets.

(5)	On January 26, 2006, the Company granted Mr. Nielsen and Mr. Estes restricted stock awards consisting of shares of performance vesting restricted stock as follows: Mr. Nielsen 23,079 shares and Mr. Estes 15,735 shares. In accordance with Item 402(d)(2) of Regulation S-K, the amount is based on achieving the next highest performance measure above target, which is 150% of the fiscal 2008 and fiscal 2009 target awards. The performance vesting restricted stock vests in three equal annual installments commencing on December 15, 2006, subject to meeting certain performance targets. The shares that have been earned as a result of meeting the fiscal 2007 performance targets, although still subject to service forfeiture conditions, are shown in the “Number of Shares or Units of Stock that Have Not Vested” and “Market Value of Shares or Units of Stock that Have Not Vested” columns.

(6)	Represents performance vesting restricted stock units, granted on October 17, 2006 which will vest October 17, 2007 as a result of meeting the fiscal 2007 performance targets.

(7)	On October 17, 2006, the Company granted Mr. Nielsen and Mr. Estes restricted stock unit awards consisting of shares of performance vesting restricted stock units as follows: Mr. Nielsen 25,158 shares and Mr. Estes 16,563 shares. In accordance with Item 402(d)(2) of Regulation S-K, the amount is based on achieving the next highest performance measure above target, which is 150% of the fiscal 2008 and fiscal 2009 target awards. The performance vesting restricted stock units vest in three equal annual installments commencing on October 17, 2007, subject to meeting certain performance targets. The shares that have been earned as a result of meeting the fiscal 2007 performance targets, although still subject to service forfeiture conditions, are shown in the “Number of Shares or Units of Stock that Have Not Vested” and “Market Value of Shares or Units of Stock that Have Not Vested” columns.

(8)	Time vesting restricted stock was granted on December 14, 2005 and vests ratably in four annual installments commencing on December 14, 2006.

(9)	Represents performance vesting restricted stock granted on December 14, 2005 which will vest December 15, 2007, subject to service forfeiture conditions, as a result of meeting the fiscal 2007 performance targets.

(10)	On December 14, 2005, the Company granted Mr. Dunn, Mr. Vilsoet, and Mr. DeFerrari performance vesting restricted stock as follows: Mr. Dunn — 6,933 shares; Mr. Vilsoet — 6,933 shares; and Mr. DeFerrari — 3,465 shares. In accordance with Item 402(d)(2) of Regulation S-K, the amount is based on achieving the next highest performance measure above target, which is 150% of the fiscal 2008 and fiscal 2009 target awards. The performance vesting restricted stock vests in three equal annual installments commencing on December 15, 2006, subject to meeting certain performance targets. The shares that have been earned as a result of meeting the fiscal 2007 performance targets, although still subject to service forfeiture conditions, are shown in the “Number of Shares or Units of Stock that Have Not Vested” and “Market Value of Shares of Stock or Units that Have Not Vested” columns.

(11)	Time vesting restricted stock units were granted on December 13, 2006 and vests ratably in four annual installments commencing on December 14, 2007.

(12)	Represents performance vesting restricted stock units granted on December 13, 2006 which will vest December 14, 2007, subject to service forfeiture conditions, as a result of meeting the fiscal 2007 performance targets.

(13)	On December 13, 2006, the Company granted Mr. Dunn, Mr. Vilsoet, and Mr. DeFerrari performance vesting restricted stock units as follows: Mr. Dunn — 7,707 shares; Mr. Vilsoet — 7,707 shares; and Mr. DeFerrari — 3,855 shares. In accordance with Item 402(d)(2) of Regulation S-K, the amount is based on achieving the next highest performance measure above target, which is 150% of the fiscal 2008 and fiscal 2009 target awards. The performance vesting restricted stock units vest in three equal annual installments commencing on December 14, 2007, subject to meeting certain performance targets. The units that have been earned as a result of meeting the fiscal 2007 performance targets, although still subject to service forfeiture conditions, are shown in the ‘‘Number of Shares or Units of Stock that Have Not Vested” and “Market Value of Shares of Stock or Units that Have Not Vested” columns.

(14)	Time vesting restricted stock was granted on November 23, 2004 and January 3, 2005 and vests ratably in four annual installments commencing on December 31, 2005.

Option Exercises and Stock Vested Table

The following table sets forth certain information with respect to stock options and restricted stock awarded to the Named Executive Officers that were exercised or vested during fiscal 2007.

	Option Awards				Stock Awards
	Number of Shares				Number of Shares		Value Realized on
	Acquired on Exercise		Value Realized on		Acquired on Vesting		Vesting
Name	(#)		Exercise($)		(#)		($)

Steven E. Nielsen	2,073	(1)	$8,159	(1)	26,250	(3)	$554,400	(3)
					11,540	(4)	$242,109	(4)
Richard L. Dunn	—		—		866	(5)	18,143	(5)
					3,467	(6)	$72,738	(6)
Timothy R. Estes	45,574	(2)	$522,728	(2)	12,500	(3)	$264,000	(3)
					7,868	(4)	$165,071	(4)
Richard B. Vilsoet	—		—		866	(5)	$18,143	(5)
					3,467	(6)	$72,738	(6)
H. Andrew DeFerrari	—		—		578	(5)	$12,109	(5)
					1,733	(6)	$36,358	(6)

(1)	Represents the exercise of 1,699 stock options on August 9, 2006 and the exercise of 374 stock options on March 5, 2007. Value realized was determined by multiplying the number of shares acquired by the difference between the exercise price of the stock options of $14.34 each and the fair market value of shares acquired which was $16.95 on August 9, 2006 and $24.30 on March 5, 2007.

(2)	Represents the exercise of stock options on March 13, 2007. Value realized was determined by multiplying the number of shares acquired by the difference between the exercise prices of the stock options which were $14.21 for 25,574 options and $14.34 for 20,000 options and the weighted average fair market value of shares acquired which were $25.60 for 291 options at the exercise price of $14.21; $25.75 for 25,283 options at the exercise price of $14.21; $25.60 for 5,000 options at the exercise price of $14.34; and $25.75 for 15,000 options at the exercise price of $14.34.

(3)	Represents time vesting restricted stock that vested on December 31, 2006. Value realized was determined by multiplying the number of shares acquired on vesting by $21.12, the closing price of a share of the Company’s common stock on December 29, 2006.

(4)	Represents performance vesting restricted stock awarded for the performance period that vested on December 15, 2006. Value realized was determined by multiplying the number of shares acquired on vesting by $20.98, the closing price of a share of the Company’s common stock on the vesting date.

(5)	Represents time vesting restricted stock that vested on December 14, 2006. Value realized was determined by multiplying the number of shares acquired on vesting by $20.95, the closing price of a share of the Company’s common stock on the vesting date.

(6)	Represents performance vesting restricted stock awarded for the fiscal 2006 performance period that vested on December 15, 2006. Value realized was determined by multiplying the number of shares acquired on vesting by $20.98, the closing price of a share of the Company’s common stock on the vesting date.

Additional Information Regarding Potential Payments Upon Termination of Employment or Change of Control

The Company has entered into certain arrangements that will require it to provide compensation to the Named Executive Officers in the event of certain terminations of employment or a change of control of the Company. The amount of compensation that is potentially payable to each Named Executive Officer in each situation is shown in the table below. The amounts assume that a termination of employment and/or change of control event occurred on July 28, 2007 and, where applicable, uses the closing price of a share of the Company’s common stock on July 27, 2007 ($27.78).

These amounts are estimates based only on hypothetical assumptions and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which would only be known at the time they become eligible for payment.

The following table and the narrative that follows describe the potential payments upon termination of employment or a change of control of the Company as of July 28, 2007.

						Failure to Renew
	Termination of					Employment		Change of
	Employment for					Agreement at		Control —
	Cause, Resignation					substantially no		Termination
	without Good	Termination of		Resignation		less terms than		without Cause or
	Reason, Disability	Employment		for Good		existing		Resignation for
	or Retirement	without Cause(1)		Reason(1)		agreements		Good Reason
Name	($)	($)		($)		($)		($)

Steven E. Nielsen
Severance	—	$4,504,854	(2)	$4,504,854	(2)	$1,501,618	(3)	$4,504,854	(2)
Stock Options	—	—		—		—		—
Stock Awards	—	—		—		—		—
Tax Gross Up	—	$292,310	(4)	$292,310	(4)	—		$292,310	(4)
Richard L. Dunn
Severance	—	$310,000		—		—		—
Stock Options	—	—		—		—		—
Timothy R. Estes
Severance	—	$1,793,600	(6)	$1,793,600	(6)	$896,800	(3)	$1,793,600	(6)
Stock Options	—	—		—		—		—
Stock Awards	—	—		—		—		$347,250	(5)
Tax Gross Up	—	—		—		—		—
Richard B. Vilsoet
Severance	—	$285,000		—		—		—
Stock Options	—	—		—		—		—
H. Andrew DeFerrari
Severance	—	$195,000		—		—		—
Stock Options	—	—		—		—		—

(1)	Amounts for continuation of insurance benefits are not included and would be minimal.

(2)	Determination of severance is based on three times the sum of (i) the salary in effect as of July 28, 2007; plus (ii) the highest paid bonus in the last three fiscal years.

(3)	Determination of severance is based on one times the sum of (i) the salary in effect as of July 28, 2007; plus (ii) the highest paid bonus in the last three fiscal years.

(4)	Represents the amount of the tax “gross up” payment for tax owed as a result of the application of the “golden parachute” tax provision of the Internal Revenue Code.

(5)	The acceleration of the stock-based awards was determined using the fair value of the awards as of July 28, 2007 in accordance with the provisions of SFAS No. 123(R).

(6)	Determination of severance is based on two times the sum of (i) the salary in effect as of July 28, 2007; plus (ii) the highest paid bonus in the last three fiscal years.

Steven E. Nielsen and Timothy R. Estes

The Company has entered into employment agreements with Messrs. Nielsen and Estes (respectively, the “Nielsen Employment Agreement” and the “Estes Employment Agreement”) upon substantially similar terms that provide for certain payments described below upon a termination of employment or a “Change of Control” (as defined below). For additional information regarding these agreements see “Employment Agreements” below.

Termination for Cause or Resignation without Good Reason.  In the event that either Mr. Nielsen or Mr. Estes resigns his employment without “Good Reason” or the Company terminates such executive employment for “Cause” (as such terms are defined below), he will not be entitled to any severance pay.

Termination without Cause or Resignation for Good Reason.  Upon a termination of the executives employment with the Company without “Cause” or upon a resignation for “Good Reason” (as such terms are defined below), such executive will be entitled to:

•	A cash severance payment equal to , in the case of Mr. Nielsen, three times the sum of (i) his annual base salary then in effect, plus (ii) the highest bonus paid to him during the three fiscal years immediately preceding such termination or resignation and, in the case of Mr. Estes, a cash severance payment equal to two times the sum of (i) his annual base salary then in effect, plus (ii) the highest paid bonus paid to him during the three fiscal years immediately preceding such termination or resignation;

•	Employee-benefit continuation for the executive and his eligible dependents for the 18 months following such termination or resignation; and

•	A “tax gross-up” payment to cover any “golden parachute” excise taxes levied on any payments or distributions or benefits received under the executive’s employment agreement or pursuant to any Company benefit plan.

If the executive is terminated without Cause or he resigns for Good Reason during the 13-month period following the date of a Change of Control, 100% of his (i) shares of restricted stock and (ii) stock options will be fully vested to the extent not already vested.

The cash severance payment is payable in substantially equal installments over the 18-month period following the executive’s termination or resignation of employment. Additionally, any unpaid portion of the cash severance payment that has not been paid will become immediately payable within five days following a Change of Control.

Non-Renewal of Employment Agreement.  In the event the Company fails to renew the Nielsen Employment Agreement or the Estes Employment Agreement on substantially no less favorable terms to the executive, the executive will be entitled to a cash severance payment equal to his annual base salary then in effect, plus the highest bonus paid to him during the three fiscal years immediately preceding such non-renewal of the agreement.

The cash severance payment will be payable as soon as practical in substantially equal installments over the 12-month period following such non-renewal of the agreement. Additionally, any unpaid portion of the cash severance payment that has not been paid will become immediately payable within five days following the Change of Control.

All severance payments under the Nielsen and Estes Employment Agreements are subject to the execution and delivery of a waiver and release of claims and continued compliance with non-competition, non-solicitation and confidentiality covenants.

Defined Terms.  The following terms provided in the Nielsen Employment Agreement and Estes Employment Agreement are used in this description.

“Cause” means a termination of the executive’s employment by the Company for his: (A) indictment for any crime, whether a felony or misdemeanor, that materially impairs the his ability to perform his job-related functions, in each case involving the purchase or sale of any security, mail or wire fraud, theft, embezzlement, moral turpitude, or Company property; (B) repeated willful neglect of his duties to the Company; or (C) willful material misconduct in connection with the performance of his duties or other willful material breach of the employment agreement.

“Good Reason” means a resignation by the executive for any of the following reasons: (A) a failure by the Company to pay any portion of the compensation or provide any employee benefit due to him, (B) a material diminution of his authority or responsibilities, (C) the failure of any successor employer to appoint the executive to a commensurate position of a company listed on a North American stock exchange, (D) a relocation of the executive’s principal place of business by more than 25 miles without his consent, (E) the failure to cause a successor company to assume the executive’s employment agreement, or (F) a resignation during the one-month period commencing on the first anniversary of a Change of Control.

A “Change of Control” shall be deemed to have occurred if any one or more of the following events occur:

(i) An acquisition by any individual, entity or group of beneficial ownership of 20% or more of either (A) Dycom’s then outstanding shares of common stock or (B) the combined voting power of the then outstanding securities that are entitled to vote in the election of directors;

(ii) A change in the composition of the Board of Directors of Dycom such that the individuals who, as of the effective date of the executive’s employment agreement, constitute the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Dycom (each a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which all of the following conditions are met:

(A) all or substantially all of the shareholders immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities, of the surviving corporation in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction,

(B) no person, entity or group will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities except to the extent that such ownership existed prior to the Corporate Transaction and

(C) individuals who were members of the incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv) The approval by the shareholders of Dycom of the complete liquidation or dissolution of Dycom.

Richard L. Dunn; Richard B. Vilsoet and H. Andrew DeFerrari

The Company has entered into employment agreements upon substantially similar terms with Messrs. Dunn, Vilsoet and DeFerrari that provide for certain payments described below upon their respective terminations of employment or upon a Change of Control (as defined below). For additional information regarding these agreements see “Employment Agreements” below.

Termination for Cause; Resignation for Any Reason; Death and Disability.  In the event that (i) the Company terminates the executive’s employment for “Cause” (as defined below) (ii) the executive resigns his employment for any reason or (iii) the executive dies or becomes disabled, the Company will not have any obligation to pay his base salary or other compensation or to provide him any employee benefits subsequent to the date of his termination or resignation of employment.

Termination without Cause.  In the event the Company terminates the executive’s employment without Cause, upon his execution and delivery of a waiver and release of claims, he will become entitled to receive the following payments and benefits, subject to his compliance with noncompetition, nonsolicitation and confidentiality covenants:

•	12 months of base salary continuation; and

•	12 months of continued medical and life insurance benefits (including benefits to eligible dependents).

Change of Control.  In the event of a Change of Control, the executive will become vested as of the date of the Change of Control in all outstanding stock options under the Company’s Long-Term Incentive Plan to the extent not already vested in such stock options.

Defined Terms.  The following terms are provided in the executives’ employment agreements and used in this description.

“Cause” means (i) entering a plea of no-contest, or being convicted of any crime, that constitutes a felony; or (ii) any willful misconduct that is injurious to the financial condition or business reputation of the Company. Additionally, in Mr. DeFerrari’s case, “Cause” also includes (x) any material breach of his duty of loyalty owed to the Company or, as a result of his gross negligence, his breach of his duty of care owed to Company; or (y) any material breach of his employment agreement or his failure or refusal to perform any material duties required by his employment agreement.

A “Change of Control” shall be deemed to have occurred with respect to the Company if any one or more of the following events occur:

(i) A tender offer is made and consummated for fifty percent (50%) or more of the outstanding voting securities of the Company;

(ii) any person acquires fifty percent (50%) or more of the outstanding voting securities of the Company;

(iii) substantially all of the assets of the Company are sold or transferred to another person, corporation or entity that is not a wholly owned subsidiary of the Company; or

(iv) a change in the Board of Directors of Dycom such that a majority of the seats on the Board of Directors are occupied by individuals who were neither nominated by a majority of the directors as of the close of business on the effective date of the executive’s employment agreement nor appointed by directors so nominated.

Employment Agreements

Nielsen Employment Agreement

Effective as of November 25, 2003, the Company entered into an amended and restated employment agreement with Steven E. Nielsen (the “Nielsen Employment Agreement”). Pursuant to the Nielsen Employment

Agreement, Mr. Nielsen serves as President and Chief Executive Officer of the Company. The Nielsen Employment Agreement provides for a term of employment that began on November 25, 2003 and continues until May 15, 2008. Under the terms of the Nielsen Employment Agreement, Mr. Nielsen is provided with the following compensation: (i) an annual base salary of $575,000 (subject to increase by the Compensation Committee of the Board of Directors); (ii) an annual bonus as determined by the Board of Directors and with a target of 100% of his base salary; (iii) eligibility to participate in all employee benefit plans or programs of the Company; (iv) a grant of 105,000 restricted shares of the Company’s common stock; and (v) a grant of 68,000 stock options to purchase the Company’s common stock.

Please see Additional Information Regarding Potential Payments Upon Termination of Employment or Change of Control on page 38 of this Proxy Statement for discussion on potential payments upon termination of employment or change of control.

Estes Employment Agreement

Effective as of November 4, 2004, the Company entered into an amended and restated employment agreement with Timothy R. Estes (the “Estes Employment Agreement”). Pursuant to the Estes Employment Agreement, Mr. Estes serves as Executive Vice President and Chief Operating Officer of the Company. The Estes Employment Agreement provides for a term of employment that began on November 4, 2004 and continues until December 31, 2008. Under the terms of the Estes Employment Agreement, Mr. Estes is provided with the following compensation: (i) an annual base salary of $420,000 (subject to increase by the Compensation Committee of the Board of Directors); (ii) an annual bonus as determined by the Board of Directors and with a target of 100% of his base salary; (iii) eligibility to participate in all employee benefit plans or programs of the Company; (iv) a grant of 50,000 restricted shares of the Company’s common stock; and (v) a grant of 50,000 stock options to purchase the Company’s common stock.

Please see Additional Information Regarding Potential Payments Upon Termination of Employment or Change of Control on page 38 of this Proxy Statement for discussion on potential payments upon termination of employment or change of control.

Dunn Employment Agreement

The Company entered into an employment agreement with Richard L. Dunn, effective as of January 28, 2000 and amended as of January 28, 2003 (the “Dunn Employment Agreement”). Pursuant to the Dunn Employment Agreement, Mr. Dunn serves as Senior Vice President and Chief Financial Officer of the Company. The Dunn Employment Agreement provides for a term of employment that began on January 28, 2000 and continues until January 28, 2004, provided, however, that the term of employment is automatically extended for additional one-year periods unless written notice of either party’s notice of non-renewal has been given to the other party at least 60 days prior to the expiration of the then effective term. Under the terms of the Dunn Employment Agreement, Mr. Dunn is provided with the following: (i) a minimum annual base salary of $215,000; (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; and (iii) eligibility to participate in all employee benefit plans or programs of the Company.

Please see Additional Information Regarding Potential Payments Upon Termination of Employment or Change of Control on page 38 of this Proxy Statement for discussion on potential payments upon termination of employment or change of control.

Vilsoet Employment Agreement

Effective as of May 5, 2005, the Company entered into an employment agreement with Richard Vilsoet (the “Vilsoet Employment Agreement”). Pursuant to the Vilsoet Employment Agreement, Mr. Vilsoet serves as General Counsel of the Company. The Vilsoet Employment Agreement provides for an initial term of employment that began on May 9, 2005 and continues until May 9, 2009. The initial term is automatically renewed for additional 12-month periods unless either party gives prior notice of nonrenewal. Under the terms of the Vilsoet Employment Agreement, Mr. Vilsoet is provided with the following compensation: (i) an annual base salary of $250,000 (subject to increase by the Board of Directors); (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; (iii) eligibility to participate in all employee benefit plans or programs of the Company; and (v) an initial grant under the 2003 Plan of 25,000 stock options to purchase the Company’s common stock.

Please see Additional Information Regarding Potential Payments Upon Termination of Employment or Change of Control on page 38 of this Proxy Statement for discussion on potential payments upon termination of employment or change of control.

DeFerrari Employment Agreement

The Company entered into an employment agreement with H. Andrew DeFerrari, effective as of July 14, 2004 and amended as of July 14, 2006 (the “DeFerrari Employment Agreement”). Pursuant to the DeFerrari Employment Agreement, Mr. DeFerrari serves as the Chief Accounting Officer of the Company. The DeFerrari Employment Agreement provides for an initial term of employment that began on July 14, 2004 and continues until July 14, 2006. The initial term is automatically renewed for additional 12 month periods unless either party gives prior notice of nonrenewal. Under the terms of the DeFerrari Employment Agreement, Mr. DeFerrari is provided with the following compensation: (i) an annual base salary of $150,000 (subject to increase by the Board of Directors); (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; (iii) eligibility to participate in all employee benefit plans or programs of the Company; and (v) an initial grant under the 2003 Plan of 10,000 stock options to purchase the Company’s common stock

Please see Additional Information Regarding Potential Payments Upon Termination of Employment or Change of Control on page 38 of this Proxy Statement for discussion on potential payments upon termination of employment or change of control.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about common stock of the Company that may be issued under the Company’s existing equity compensation plans as of July 28, 2007, including the 1991 Incentive Stock Option Plan, the 1998 Incentive Stock Option Plan, the 2001 Directors Stock Option Plan, the 2002 Directors Restricted Stock Plan and the 2003 Long-Term Incentive Plan, all of which were approved by the Company’s shareholders. No further options will be granted under the 1991 Incentive Stock Option Plan or the 1998 Incentive Stock Option Plan.

(c)
Number of
	(a)		securities remaining
	Number of	(b)	available for future issuance
	securities to be issued	Weighted-average	under equity
	upon exercise	exercise price	compensation plans
	of outstanding	of outstanding	(excluding securities
	options, warrants	options, warrant	reflected in
Plan category	and rights	and rights	column (a))

Equity compensation plans approved by security holders	2,494,343	$29.78	2,953,723
Equity compensation plans not approved by security holders	—	—	—

Total	2,494,343	$29.78	2,953,723

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Thomas G. Baxter, Charles B. Coe and Stephen C. Coley are members of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of the Company. In addition, there are no compensation committee interlocks between the Company and other entities involving the Company’s executive officers and the Company’s Board members who serve as executive officers of those other entities.

SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of the Company’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The Company’s officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based on the Company’s review of such reports, the Company believes that all such Section 16(a) filing requirements were satisfied during fiscal year 2007.

INDEPENDENT AUDITORS

The Audit Committee has appointed Deloitte & Touche LLP to serve as the Company’s independent auditors for fiscal 2008. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting for the purposes of responding to shareholders’ questions and making statements that they consider appropriate.

PROPOSALS FOR YEAR 2008
ANNUAL MEETING OF SHAREHOLDERS

Proposals by shareholders intended to be presented at the Year 2008 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than July 2, 2008 to be considered for inclusion in the Company’s proxy materials for that meeting.

In addition, shareholders who desire to propose an item of business for action at an annual meeting of shareholders (other than proposals submitted by inclusion in the Proxy Statement), including the election of a director, must follow certain procedures set forth in the Company’s By-Laws. In general, written notice must be received by the Secretary of the Company not less than sixty (60) days or more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders. The notice should contain a brief description of the proposal and the reason for conducting such business; the name and address of the shareholder proposing such business, as it appears in the Company’s books; the class and number of shares of the Company that are beneficially owned by the shareholder; and any financial interest of the shareholder in such business. Shareholders should, however, consult the Company’s By-Laws to ensure that the specific requirements of such notice are met. A copy of the Company’s By-Laws may be obtained by any shareholder, without charge, upon written request to the Secretary of the Company at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408.

EXPENSES OF SOLICITATION

The Company will bear the cost of this solicitation of proxies. Proxies may be solicited by directors, officers and regular employees of the Company, without compensation, in person or by mail, telephone, facsimile transmission, telephone or electronic transmission. The Company will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding proxy material to beneficial owners.

OTHER MATTERS

The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Annual Meeting, the persons named as proxies and acting thereon will have discretion to vote on those matters according to their judgment to the same extent as the person delivering the proxy would be entitled to vote.

BY ORDER OF THE BOARD OF DIRECTORS,

Richard B. Vilsoet
Secretary

October 29, 2007

APPENDIX A

DYCOM INDUSTRIES, INC.
2007 NON-EMPLOYEE DIRECTORS
EQUITY PLAN

Dycom Industries, Inc., a company incorporated under the laws of Florida (“Dycom”), hereby establishes an equity compensation plan to be known as the Dycom Industries, Inc. 2007 Non-Employee Directors Equity Plan (the “Plan”). The Plan shall become effective as of the Effective Date, as defined in Section 14. Subject to approval by the shareholders of Dycom, upon the Effective Date no further awards shall be granted pursuant to the 2001 Directors Stock Option Plan and the 2002 Directors Restricted Stock Plan, as each has been amended from time to time. Capitalized terms that are not otherwise defined in the text of the Plan are defined in Section 2.

1.	Purpose

The purpose of the Plan is to promote the long-term growth and financial success of Dycom and its Subsidiaries by attracting, motivating and retaining non-employee directors of outstanding ability and assisting in promoting a greater identity of interest between the Company’s non-employee directors and its shareholders.

2.	Definitions

For purposes of the Plan, the following terms shall be defined as follows:

“Administrator” means the Board or any committee thereof as designated by the Board.

“Annual Meeting” means the annual general meeting of the Company’s shareholders.

“Award” means, individually or collectively, any Director Option, Restricted Stock or Restricted Stock Unit granted pursuant to the Plan.

“Award Document” means the written agreement or certificate or other documentation governing an Award under the Plan, which shall contain such terms and conditions not inconsistent with the Plan as the Administrator may determine and which shall incorporate the Plan by reference and unless the Administrator requires otherwise, need not be signed by a representative of the Company or a Non-Employee Director.

“Board” means the Board of Directors of the Company.

“CEO” means the Chief Executive Officer of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $0.33 1/3 per share, of Dycom.

“Company” means Dycom Industries, Inc., a Florida corporation, or any successor to substantially all its business.

“Date of Grant” means the date on which an Award is granted to a Non-Employee Director under the Plan.

“Deferral Election” has the meaning set forth in Section 12.

“Director Option” means an Award representing a right to purchase one Share granted to a Non-Employee Director pursuant to the terms and conditions set forth in Section 8.

“Disability” means any physical or mental injury or disorder of a Non-Employee Director to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last of a continuous period of not less than twelve calendar months. A Non-Employee Director shall be deemed disabled if determined to be totally disabled by the Social Security Administration.

“Dividend Equivalent” means a right to receive payment in accordance with Section 11 based on the value of a regular cash dividend paid by the Company on a Share.

“Effective Date” means the effective date of the Plan provided for in Section 14.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” means, with respect to a Share, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Administrator. In the absence of any alternative valuation methodology approved by the Administrator, the Fair Market Value of a Share shall be the closing price of a Share as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Administrator, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the closing price of a Share as reported on said composite tape or automated system for the most recent day during which a sale occurred).

“Fees” means (i) any annual cash fee payable to a Non-Employee Director for service on the Board, (ii) any other cash fee determined on an annual basis and payable for service on, or for acting as chairperson of, any committee of the Board, and (iii) any similar annual cash fee or fees payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors; provided, however, that “Fees” shall not include any per diem fees paid to a Non-Employee Director.

“Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

“Payment Date” means the date or dates on which the Fees are payable to a Non-Employee Director.

“Plan Limit” has the meaning set forth in Section 4(a).

“Restriction Period” means, with respect to an award of Restricted Stock or Restricted Stock Units pursuant to Section 7 only, the period of time, commencing on the Payment Date and ending on the earlier to occur of (i) the six-month anniversary of the Payment Date and (ii) the termination of such Participant’s services as a Non-Employee Director due to death or Disability.

“Restricted Stock” means a Share granted to a Non-Employee Director pursuant to the terms and conditions set forth in Section 9.

“Restricted Stock Unit” means an Award representing a right to receive one Share granted to a Non-Employee Director pursuant to the terms and conditions set forth in Section 10.

“Service Period” means a twelve-month period commencing on date of an applicable Annual Meeting or such other period as the Administrator may specify from time to time. The first Service Period shall commence on the date of the 2007 Annual Meeting.

“Share Amount” means the U.S. dollar amount of Fees received in the form of Restricted Stock or Restricted Stock Units by a Non-Employee Director, subject to the terms and conditions of this Plan.

“Share Election” means, unless otherwise determined by the Administrator, a Non-Employee Director’s written election to receive payment of a percentage of such Director’s Fees in the form of Restricted Stock or Restricted Stock Units, as determined by the Administrator in its sole discretion, subject to the terms and conditions of this Plan. Unless the Administrator determines otherwise, a Share Election shall be irrevocable.

“Share Election Form” means a document, in a form approved by the Administrator, pursuant to which a Non-Employee Director makes a Share Election under the Plan.

“Shares” means shares comprising the Common Stock.

“Shareholding Requirement” means a Non-Employee Director’s beneficial ownership (within the meaning of Rule 13d under the Exchange Act) of 7,500 Shares of Common Stock (including any vested or unvested Restricted Stock or Restricted Stock Units) subject to adjustment pursuant to Section 16.

“Subsidiary” means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Administrator designates as a Subsidiary for purposes of the Plan.

3.	Administration of the Plan

(a) Administrator. The plan shall be administered by the Administrator.

(b) Powers and Responsibility.  The Administrator shall have full power and authority, subject to the express provisions hereof, to:

(i) grant Awards in accordance with the Plan;

(ii) determine the number of Shares subject to each Award or the cash amount payable in connection with an Award;

(iii) determine the terms and conditions of each Award at the time of grant or otherwise, including, without limitation, those related to vesting, forfeiture, payment, settlement and exercisability, and the effect, if any, of a Non-Employee Director’s termination of service from the Board or a change in control of the Company;

(iv) make factual and legal determinations in connection with the administration or interpretation of the Plan;

(v) establish, amend and rescind administrative regulations, rules and procedures relating to the Plan;

(vi) employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom;

(vii) vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions; and

(viii) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any Award Document.

(c) Plan Construction and Interpretation.  The Administrator shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(d) Determinations of the Administrator Final and Binding.  All determinations by the Administrator in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

(e) Delegation of Authority.  The Administrator may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, except that the Administrator may not delegate (i) its authority with regard to Awards (including decisions concerning the timing, pricing and amount of Shares subject to an Award granted to Non-Employee Directors for purposes of Section 17(b) of the Exchange Act) and (ii) its authority pursuant to Section 15 to amend the Plan.

(f) Liability of Administrator.  The Administrator, the Chief Executive Officer, or any officer, Non-Employee Director or employee of the Company to whom any duties or responsibilities are delegated hereunder shall not be liable for any action or determination made in connection with the operation, administration or interpretation of the Plan and the Company shall indemnify, defend and hold harmless each such person from any liability arising from or in connection with the Plan, except where such liability results directly from such person’s fraud, willful misconduct or failure to act in good faith. In the performance of its responsibilities with respect to the Plan, the Administrator shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Administrator deems necessary, and no member of the Administrator shall be liable for any action taken or not taken in reliance upon any such advice.

4.	Shares Available

(a) General.  Subject to adjustment as provided in Section 16, the maximum number of Shares that may be subject to Awards issued under the Plan (the “Plan Limit”) shall be 300,000 Shares.

(b) Rules Applicable to Determining Shares Available for Issuance.  For purposes of determining the number of Shares that remain available for issuance under the Plan, the number of Shares shall be determined as follows:

(i) each Share subject to an Award shall reduce the Plan Limit by one Share; and

(ii) the number of Shares subject to an Award that is forfeited, cancelled or expires for any reason without having been settled or delivered shall be added back to the Plan Limit and shall again be available for Awards under the Plan.

The number of Shares remaining for issuance shall be reduced by the number of Shares subject to outstanding Awards in the manner provided above. Shares shall be made available from authorized but unissued Shares or may be purchased on the open market or by private purchase.

5.	Eligibility

Awards shall be granted only to Non-Employee Directors.

6.	Awards in General

(a) Grant of Awards.  Unless otherwise determined by the Administrator, Awards shall be granted under the Plan as follows:

(i) upon a Non-Employee Director’s initial election or appointment to the Board;

(ii) to a Non-Employee Director who continues to be a member of the Board as of the date of an Annual Meeting; and

(iii) to a Non-Employee Director pursuant to the terms and conditions set forth in Section 7 herein.

All Awards shall be subject to the approval of the Board.

(b) Terms Set Forth in Award Document.  The terms and conditions of each Award shall be set forth in an Award Document and such terms and conditions shall not be inconsistent with the Plan and shall include, without limitation, the date on which the Award was granted and the amount and type of such Award.

7.	Fees

(a) Share Election.  Prior to the commencement of any applicable Service Period, each Non-Employee Director will be provided with a Share Election Form. A Share Election Form submitted by a Non-Employee Director for an applicable Service Period, in accordance with such procedures to be determined by the Administrator, shall be deemed to be a continuing election for all subsequent Service Periods, unless such Non-Employee Director completes, signs and submits a subsequent Share Election Form prior to the commencement of a subsequent Service Period. A Non-Employee Director shall indicate on their Share Election Form the percentage of Fees for the applicable Service Period to be paid in Restricted Stock or Restricted Stock Units, as determined by the Administrator in its sole discretion; provided, however that if a Non-Employee Director does not attain the Shareholding Requirement as of the day immediately prior to the payment of any Fees, 60% of such Fees payable to such Non-Employee shall be payable in Restricted Stock or Restricted Stock Units, as determined by the Administrator in its sole discretion, and subject to any Share Election under this Section 7(a), the remainder of such Fees shall be payable in cash.

(b) Effect of No Share Election Form.  Subject to Section 7(a), a Non-Employee Director who does not have a completed and signed Share Election Form on file with the Company immediately prior to the payment of any Fees will have 100% of his or her Fees paid in cash.

(c) Determination of Number of Shares of Restricted Stock or Restricted Stock Units. The number of shares of Restricted Stock or Restricted Stock Units, as applicable, to be payable to a Non-Employee Director pursuant to this Section 7 shall be determined by (i) dividing (x) the Share Amount as of the Payment Date by (y) the Fair Market Value of a share of Common Stock as of the Payment Date and (ii) rounding up to the nearest whole share of Common Stock.

(d) Nontransferability.  During the Restriction Period, shares of Restricted Stock or shares of Common Stock underlying Restricted Stock Units shall not be assigned, pledged, encumbered, or hypothecated to or in favor of or subject to any lien, obligation, or liability of a Participant to any party other than the Company. Restricted Stock or shares of Common Stock underlying Restricted Stock Units, or other right of a Participant relating thereto, shall not be transferred by a Participant otherwise than by will or the laws of descent and distribution.

8.	Terms and Conditions of Director Options

(a) General.  The Administrator shall determine the number of Director Options (if any) that may be granted to a Non-Employee Director. Director Options shall be nonqualified stock options and are not intended to qualify as “incentive stock options” under Section 422 of the Code. The exercise price per Share subject to each Director Option shall be equal to the Fair Market Value of a Share on the Date of Grant.

(b) Option Term.  Each Director Option shall expire on the tenth anniversary of the Date of Grant or such earlier time as set forth in the Plan or an applicable Award Document.

(c) Vesting and Termination of Service.

(i) Vesting.  Subject to the terms and conditions of the Plan, each Director Option granted to a Non-Employee Director shall vest and become exercisable in equal installments on each of the first four anniversaries following the applicable Date of Grant. Once exercisable, an Option may be exercised at any time prior to its expiration, cancellation or termination as provided in the Plan;

(ii) Termination of Status as a Non-Employee Director.

(A) Disability.  In the event that a Non-Employee Director ceases to be a director by reason of such Non-Employee Director’s Disability any outstanding Director Option held by such Non-Employee Director that is vested and exercisable as of the date of such termination of services shall remain exercisable for a period of ninety-days following the termination, at the end of which time such Director Option shall terminate (unless the Director Option expires earlier by its terms) without any payment. Any outstanding Director Option that is not vested and exercisable at the date of such Non-Employee Director’s termination of services shall be terminated without any payment.

(B) Death.  In the event that a Non-Employee Director ceases to be a director by reason of death, any outstanding Director Option held by such Non-Employee Director that is vested and exercisable on the date of his death shall remain exercisable for a period of ninety-days following such termination, at the end of which time such Director Option shall terminate (unless the Director Option expires earlier by its terms) without any payment. Any outstanding Director Option that is not vested and exercisable at the date of such Non-Employee Director’s termination of services shall be terminated without any payment.

(C) Termination of Services for Reasons Other than Death or Disability.  In the event a Non-Employee Director terminates service as a member of the Board for any other reason than Disability or death, any unvested Director Option shall be cancelled and forfeited without any payment.

(iii) Subject to Exchange Rules.  Any and all grants of Director Options shall be subject to all applicable rules and regulations of any exchange on which the Common Stock may then be listed.

(d) Notice of Exercise.  Subject to the other terms and conditions of the Plan, a Non-Employee Director may exercise all or any portion of a vested Director Option by giving notice of exercise to the Company or its designated agent; provided, however, that in no event shall the Director Option be exercisable for a fractional Share. The date of exercise of a Director Option shall be the later of (i) the date on which the Company or its agent receives such notice or (ii) the date on which the conditions provided in Sections 8(e) and 8(g) are satisfied.

(e) Form of Payment.  The exercise price of a Director Option may be paid in (i) cash or (ii) by any other method as approved by the Administrator. In accordance with the rules and procedures authorized by the Administrator for this purpose, a Director Option may also be exercised through a “cashless exercise” procedure authorized by the Administrator from time to time.

(f) Limitation on Exercise.  A Director Option shall not be exercisable unless the Common Stock subject thereto has been registered under the Securities Act of 1933, as amended (the “1933 Act”), and qualified under applicable state “blue sky” laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the 1933 Act and from qualification under such state “blue sky” laws is available.

(g) Shareholder Rights.  A Non-Employee Director shall have no rights as a shareholder with respect to any Shares issuable upon exercise of a Director Option until such Shares shall have been issued and delivered to such Non-Employee Director in such manner as the Company, in its discretion, shall deem appropriate. No adjustment shall be made for dividends or distributions or other rights in respect of any Share for which the record date is prior to the date upon which the Non-Employee Director becomes the holder of record thereof.

(h) Issuance of Shares.  Subject to the foregoing conditions, after the Company’s receipt of a proper notice of exercise and payment of the exercise price for the number of Shares with respect to which a Director Option is exercised, Shares shall be issued in such manner as the Company, in its discretion, shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Non-Employee Director or such certificates shall be credited to a brokerage account if the Non-Employee Director so directs; provided, however, that such certificates shall bear such legends as the Company deems necessary or advisable in order to comply with applicable federal or state securities laws or Company policy. Any fractional Shares shall be payable in cash, based on the Fair Market Value of a Share on the date of payment.

9.	Terms and Conditions of Restricted Stock

(a) General.  The Administrator shall determine the number of Shares of Restricted Stock (if any) that may be granted to a Non-Employee Director.

(b) Vesting.  Unless previously vested or forfeited in accordance with the terms and conditions contained herein, subject to the terms and conditions of the Plan, the Restricted Stock shall vest and become non-forfeitable in three equal annual installments on each of the first three anniversaries following the applicable Date of Grant (each, a “Vesting Date”), provided that the Non-Employee Director is a member of the Board on the applicable Vesting Date.

(c) Shareholder Rights.  A Non-Employee Director shall have all rights of a shareholder as to the shares of Restricted Stock (including the right to receive regular cash dividends and to vote). Dividends shall be subject to the same terms and conditions (including vesting) as the underlying shares of Restricted Stock and shall be distributed to a Non-Employee Director upon vesting of such shares. None of the shares of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of, unless such shares have vested.

(d) Issuance of Shares.  As soon as practicable following the grant of an Award, the Restricted Stock shall be registered in the Non-Employee Director’s name in one or more stock certificates or book entry form in the discretion of the Company. If a certificate is issued it shall include such restrictions as the Company deems appropriate and shall be held by the Company until the restrictions lapse. If stock certificates are issued, such certificates shall be delivered to the Non-Employee Director or such certificates shall be credited to a brokerage account if the Non-Employee Director so directs; provided, however, that such certificates shall bear such legends as the Company deems necessary or advisable in order to comply with applicable federal or state securities laws or Company policy. Any fractional Shares shall be payable in cash, based on the Fair Market Value of a Share on the date of payment.

10.	Terms and Conditions of Restricted Stock Units

(a) General.  The Administrator shall determine the number of Restricted Stock Units (if any) that may be granted to a Non-Employee Director.

(b) Vesting.  Unless previously vested or forfeited in accordance with the terms and conditions contained herein, subject to the terms and conditions of the Plan, the Restricted Stock Units shall vest and become non-forfeitable in three equal annual installments on each of the first three anniversaries following the applicable Date of Grant (each, a “Vesting Date”), provided that the Non-Employee Director is a member of the Board on the applicable Vesting Date.

(c) Shareholder Rights.  A Non-Employee Director shall not have any rights as a shareholder with respect to the Shares underlying any Restricted Stock Unit until such Shares have been issued and delivered to such Non-Employee Director in such manner as the Company, in its discretion, shall deem appropriate. None of the Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of unless such Restricted Stock Units vest and are paid in Shares.

(d) Settlement of Restricted Stock Units.  Subject to Section 12, on the date on which the Restricted Stock Units vest, all restrictions covering such Restricted Stock Units shall lapse and the Restricted Stock Units shall be payable in Shares and shall be evidenced in such manner as the Company, in its discretion, shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Non-Employee Director or such certificates shall be credited to a brokerage account if the Non-Employee Director so directs; provided, however, that such certificates shall bear such legends as the Company, in its discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws or Company policy. Any fractional Shares shall be payable in cash, based on the Fair Market Value of a Share on the date of payment.

(e) Deferral of Restricted Stock Units.  A Non-Employee Director may elect to defer receipt of all or any portion of the Shares to be received upon settlement of the Restricted Stock Units until a date subsequent to the settlement date of the Restricted Stock Units (the “Deferral Election”) as specified in Section 12, in which case there shall be credited to the Non-Employee Director’s Deferred Stock Unit Account a number of Elective Stock Units equal to the number of Shares being deferred.

11.	Dividend Equivalents

A Non-Employee Director shall be entitled to receive Dividend Equivalents on Restricted Stock Units in the event the Company pays a regular cash dividend with respect to its Common Stock. Dividend Equivalents shall be deemed to be reinvested in Shares. The Company shall maintain a bookkeeping record with respect to the Dividend Equivalents and such Dividend Equivalents shall be credited to a Non-Employee Director’s account on the date that the Company pays such regular cash dividend. Dividend Equivalents shall accrue on the Restricted Stock Units until such time as such Awards are settled and paid in Shares. If the Non-Employee Director elects to defer settlement of any Restricted Stock Units, such Awards shall continue to earn additional Dividend Equivalents during the deferral period and such additional Dividend Equivalents shall be deferred subject to the same terms and conditions as the Restricted Stock Units to which the Dividend Equivalents originally related. Payment of Dividend Equivalents that have been credited to the Non-Employee Director’s account will not be made with respect to any Restricted Stock Units that do not vest and are cancelled. Any fractional Dividend Equivalents shall be paid in cash.

12.	Election to Defer Awards

The Administrator may permit any Non-Employee Director to elect to defer receipt of the value of all or any portion of Restricted Stock Units until a date subsequent to the settlement date of the Restricted Stock Units (the “Deferral Election”). Any Deferral Election must be made by a Non-Employee Director in such manner as specified in the rules and procedures to be established by the Administrator and set forth in the applicable Deferral Election form approved from time to time by the Administrator.

13.	Transferability

Awards may not be transferred, pledged, assigned or otherwise disposed of except by will or the laws of descent and distribution or pursuant to a domestic relations order.

14.	Term

The “Effective Date” is November 20, 2007, assuming the Plan is approved by an affirmative vote of the holders of a majority of the Shares present, or represented, and entitled to vote at the 2007 Annual Meeting. Unless earlier terminated in accordance with Section 15, the Plan shall expire on the tenth anniversary of the Effective Date (the “Expiration Date”). No Awards shall be granted under the Plan after the Expiration Date. However, the expiration of the Plan shall not affect Awards made on or prior to the Expiration Date, which Awards shall remain outstanding subject to the terms hereof.

15.	Amendments

The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, including, without limitation, to amend the provisions for determining the amount of Awards to be issued to a Non-Employee Director; provided, however, that any amendment which under the requirements of applicable law or a stock exchange rule must be approved by the shareholders of the Company shall not be effective unless and until such shareholder approval has been obtained in compliance with such law or rule. Notwithstanding the foregoing, no Director Option may be repriced, regranted through cancellation or otherwise amended to reduce the applicable exercise price (other than as provided in Section 16) without the approval of the Company’s shareholders.

No termination or amendment of the Plan that would materially and adversely alter or impair the rights of a Non-Employee Director under the Plan with respect to any Award previously made under the Plan shall be effective without such Non-Employee Director’s consent.

16.	No Restriction on Right of Company to Effect Corporate Changes

(a) Authority of the Company and Shareholders.  The existence of the Plan, the Award Documents and any Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) Change in Capitalization.  Notwithstanding any provision of the Plan or any Award Document, the number and kind of Shares authorized for issuance under the Plan will be equitably adjusted in the case of a stock-split, and may be equitably adjusted in the sole discretion of the Administrator in the event of a stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of Shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number and kind of Shares subject to any outstanding Awards may be equitably adjusted (including by payment of cash to a Non-Employee Director) in the sole discretion of the Administrator, and will be equitably adjusted in the case of a stock-split, in order to preserve the benefits or potential benefits intended to be made available to Non-Employee Directors granted Awards. Subject to the term hereof, such adjustments shall be made by the Administrator, in its sole discretion, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Administrator, such adjusted Awards shall be subject to the same restrictions, as applicable, to which the underlying Award is subject.

17.	No Right to Re-election

Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company’s shareholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

18.	Governing Law

The Plan and all agreements, including, without limitation, any Award Document, entered into under the Plan shall be construed in accordance with and subject to the laws of the state of Florida.

19.	Unfunded Plan

The Plan is unfunded. Prior to the exercise of any Awards, nothing contained herein shall give any Non-Employee Director any rights that are greater than those of a general creditor of the Company. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares with respect to awards hereunder.

20.  Compliance with Rule 16b-3

It is the Company’s intent that the Plan and the Awards comply in all respects with Rule 16b-3 of the Exchange Act. If the consummation of any transaction under the Plan would result in the possible imposition of liability on a Non-Employee Director pursuant to Section 16(b) of the Exchange Act, the Administrator shall have the right, but not the obligation, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability.

21.	Stated Periods of Time

In the event that any period of days, months or years set forth in the Plan ends on a date that is Saturday, Sunday or a public holiday in the United States, the end of such period shall be the first business day following such date.

ANNUAL MEETING OF SHAREHOLDERS OF
DYCOM INDUSTRIES, INC.
November 20, 2007
Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided.
20330000000000000000 9 112007
The Board of Directors recommends a vote FOR the election of the nominees listed below.
The Board of Directors recommends a vote FOR the approval of the Company’s 2007 Non-Employee Directors Equity Plan.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
1. The election of three nominees for director as set forth in the Proxy FOR AGAINST ABSTAIN Statement accompanying the Notice of Annual Meeting of Shareholders 2. To approve the Company’s 2007 Non-Employee Directors and listed below.
Equity Plan.
NOMINEES:
FOR ALL NOMINEES O Thomas G. Baxter 3. To vote at the discretion of the proxies and attorneys-in-fact on the transaction O Charles M. Brennan, III of such other business as may properly come before the Annual Meeting and WITHHOLD AUTHORITY O James A. Chiddix any adjournments thereof.
FOR ALL NOMINEES
FOR ALL EXCEPT (See instructions below)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the “FOR ALL The shares represented by this proxy will be voted as directed by the
EXCEPT” box and fill in the circle next to each nominee you wish to withhold, as shown shareholder. If no direction is given when the duly executed proxy is returned, here: such shares will be voted “FOR” the nominees named hereon and “FOR” the approval of the Company’s 2007 Non-Employee Directors Equity Plan. The shares will be voted at the discretion of the proxies and attorneys-in-fact on the transaction of such other business as may properly come before the Annual Meeting and any adjournments thereof.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Signature of Shareholder Date: Signature of Shareholder Date:
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DYCOM INDUSTRIES, INC.
11770 U.S. Highway 1, Suite 101 Palm Beach Gardens, Florida 33408 PROXY FOR THE 2007
ANNUAL MEETING OF SHAREHOLDERS — NOVEMBER 20, 2007
This Proxy is solicited on behalf of the Board of Directors of Dycom Industries, Inc. (the “Company”). The undersigned hereby appoints Steven Nielsen and Richard L. Dunn, and each of them, proxies and attorneys-in-fact, with the power of substitution (the action of both of them or their substitutes present and acting or if only one be present and acting, then the action of such one to be in any event controlling) to vote all shares of common stock held of record by the undersigned on October 1, 2007 at the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company scheduled to be held on November 20, 2007, and at any adjournments thereof.
(Continued and to be signed on the reverse side.)